VANGUARD INTERNATIONAL
STOCK INDEX FUNDS

VANGUARD EUROPEAN STOCK INDEX FUND
VANGUARD PACIFIC STOCK INDEX FUND
VANGUARD EMERGING MARKETS STOCK INDEX FUND
VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

                            AT VANGUARD, WE BELIEVE
                             THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       6

                             PERFORMANCE SUMMARIES
                                       8

                                 FUND PROFILES
                                       12

                              FINANCIAL STATEMENTS
                                       17

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       50

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]

JOHN J. BRENNAN
Chairman & CEO

JOHN C.  BOGLE
Senior Chairman

Risks were evident in the international markets during 1998, but rewards were available too, particularly for investors who steered clear of Asia and most emerging markets. Overall, it was a tumultuous year for international exchanges. Most markets in Europe enjoyed remarkable gains, while stocks in other countries were generally beset by economic and currency troubles.

    Accordingly, the returns of Vanguard's international index funds varied widely, from the outstanding +28.9% gain of the European Stock Index Fund to the -18.1% decline of the Emerging Markets Stock Index Fund. Though on an absolute basis our performance was decidedly mixed, all four of our funds distinguished themselves not only by outpacing their average mutual fund competitors but by closely tracking their comparative benchmarks.

-----------------------------------------------------------
                                           TOTAL RETURNS
                                             YEAR ENDED
                                         DECEMBER 31, 1998
-----------------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND              +28.9%
Average European Fund                           +22.6
MSCI Europe Index                               +28.7
-----------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND               + 2.4%
Average Pacific Fund                            - 0.1
MSCI Pacific Free Index                         + 2.6
-----------------------------------------------------------
VANGUARD EMERGING MARKETS
STOCK INDEX FUND                                -18.1%
Average Emerging Markets Fund                   -26.8
MSCI Select Emerging Markets Free Index         -18.4
-----------------------------------------------------------
VANGUARD TOTAL INTERNATIONAL
STOCK INDEX FUND                                +15.6%
Average International Fund                      +13.0
Total International Composite Index*            +15.9
-----------------------------------------------------------

*Consists of the Morgan Stanley Capital International Europe, Australasia, Far East Index, plus the MSCI Select Emerging Markets Free Index.

    The table at right presents the twelve-month total return (capital change plus reinvested dividends) of each fund, the average mutual fund in its category, and an unmanaged target index. Per-share figures for each fund, including its net asset value, the dividends paid from net investment income, and any distributions of net realized capital gains, are presented in the table that follows this letter.

FINANCIAL MARKETS IN REVIEW

European stocks gained about 23% in local-currency terms during 1998, although the ascent was not without interruption. Pacific-region stocks, which are dominated by Japan, declined -7% in local-currency terms. However, for U.S. investors, local returns from Europe and the Pacific region were boosted by a fall in the value of the U.S. dollar versus the Japanese yen and most European currencies. The result was a dollar gain of +28.7% for the European component of the MSCI EAFE Index and a gain of +2.6% for the Pacific component.

    U.S. investors in emerging-market stocks were hit with a double whammy:
Declines of about -6% in local currencies were worsened by a general strengthening of the dollar in these markets, resulting in a decline of -18.4% for U.S. investors.

    As the events of 1998 showed, fluctuations in currency values can either add to or detract from the returns that U.S. investors receive on international investments. These currency fluctuations are an added risk that U.S. investors incur--along with the substantial risk of stock-price fluctuations--when they own international stocks.

The table below presents the impact of currency shifts on stock returns during 1998. It shows the total returns earned on various international stock indexes in local currencies, the effect of the relative value of the dollar, and the net total return for dollar-based investors. The return of the Wilshire 5000 Equity Index, which for U.S. investors is not affected by currency fluctuations, is also shown.

--------------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                                      YEAR ENDED
                                                  DECEMBER 31, 1998
                                            ------------------------------------
                                             LOCAL
                                            CURRENCY     CURRENCY    U.S. DOLLAR
INDEX                                        RETURN       IMPACT       RETURN
--------------------------------------------------------------------------------
United States
    (Wilshire 5000 Equity Index)            +23.4%        --           +23.4%
--------------------------------------------------------------------------------
MSCI Europe Index                           +22.8%        +5.9%        +28.7%
MSCI Pacific Free Index                      -7.2         +9.8          +2.6
MSCI Select Emerging
 Markets Free Index                          -6.1        -12.3         -18.4
--------------------------------------------------------------------------------
Total International Composite Index         +13.2%        +2.7%        +15.9%
--------------------------------------------------------------------------------

    European stocks benefited from a number of developments during 1998. First was a general expansion in economic activity in the region. Europe's central banks cut short-term interest rates to encourage continued growth. Another influence was optimism about the long-term effects of the euro, the common currency adopted by eleven European nations beginning in 1999. Investors also were encouraged by increased merger-and-acquisition activity and by continuing signs that European corporations are focusing more intently on boosting share prices.

    Most Asian markets--including Tokyo--continued to be weighed down by severe economic troubles. Japan's economy shrank throughout the year, which was bad news for the rest of the region because of Japan's key role as a market and source of financing for many of its Asian neighbors. On the other hand, there were signs even in Japan that some companies are moving toward a U.S.-style corporate emphasis on providing value for shareholders, and are focusing less on building market share or protecting corporate allies.

    Except for South Korea and the Philippines, Asia's developing markets declined on balance during 1998, although most of the damage occurred during the first half of the year. Latin America's emerging markets suffered from the same lack of confidence that afflicted Asia. Austerity measures such as increased interest rates, taken to protect local currencies, slowed economic activity throughout the region.

1998 PERFORMANCE OVERVIEW

During 1998, our European and Emerging Markets Stock Index Funds managed to eke out slight advantages over their target indexes while our Pacific and Total International Stock Index Funds came up just short. Of course, our funds--along with all other mutual funds--incur operating expenses and transaction costs that indexes do not. We attempt to offset transaction costs by levying modest fees on purchases of shares in our international index funds. These fees are paid directly to the funds so that existing shareholders don't bear the costs of trading activity resulting from new purchases or redemptions.

    Overall, our lower expenses and transaction costs gave us a leg up on similar mutual funds. In fact, our funds have expense ratios (expenses as a percentage of average net assets) that are about 1.5 percentage points lower than those of comparable mutual funds. For example, the expense ratio of our Pacific Stock Index Fund is 0.40%, compared with 2.01% for its average peer.
In addition, the costs of buying and selling securities are clearly lower among our funds--a significant edge, if a less quantifiable cost saving. Our portfolio turnover rate is 7% for our European fund, 4% for our Pacific fund, 2% for our Total International fund, and 22% for our Emerging Markets fund. In contrast, comparable mutual funds have turnover rates in the range of 65% to 85%. When it comes to long-term performance, this powerful combination of cost advantages can be difficult for our competitors to overcome.

    VANGUARD EUROPEAN STOCK INDEX FUND had an excellent year, both on an absolute basis and relative to similar mutual funds. Its +28.9% total return far outpaced the +22.6% return of the average European mutual fund and even slightly exceeded the +28.7% return of its target benchmark index. Our success versus our peers came from our emphasis on large, blue-chip companies, which were strong performers during the year. Also, both our fund and its target index have higher stakes than our peers in the largest international economies (Germany, the United Kingdom, Switzerland, and the Netherlands), each of which earned total returns of more than +17% in dollars during the year.

    VANGUARD PACIFIC STOCK INDEX FUND ended 1998 with a total return of +2.4%, well ahead of the -0.1% decline of the average Pacific mutual fund but slightly behind the +2.6% return of the MSCI Pacific Free Index. Our fund's relative results were helped by its big stake in Japan, simply because some other Asian markets fared much worse than Japan, which remains mired in a severe slump. The Japanese market, which accounts for about 78% of the Pacific Stock Index Fund's equity assets, had a negative return in yen of -8.7% in 1998, but a weaker U.S. dollar relative to the yen turned that performance into a +5.3% return for U.S. investors. It's important to remember that currency fluctuations work the other way too. For example, the strength of the U.S. dollar deepened already-severe declines in Malaysia and nearly cut by half the solid return from Australia.

    VANGUARD EMERGING MARKETS STOCK INDEX FUND posted a negative total return of -18.1%, which--though disappointing--was considerably better than the -26.8% decline of the average emerging markets fund and was even a bit better than the -18.4% return of the MSCI Select Emerging Markets Free Index. Though our fund generally has higher weightings than its peers in Brazil and Southeast Asia, which struggled in 1998, it avoids smaller, illiquid markets that many other emerging-markets funds don't--notably Russia, which registered a disastrous decline of more than -80% during the year. For the most part, returns from emerging markets ranged from bad to awful. A few bright spots (Greece rose +78% and the Philippines, +13%) were overwhelmed by the sharp drops in other markets, such as Brazil (-40%), Mexico (-34%), South Africa (-28%), Malaysia (-31%), and Argentina (-24%).

    VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND earned +15.6%, outperforming the +13.0% return of the average international fund, but falling just short of its unmanaged composite index, which returned +15.9% during 1998. This "fund of funds" invests in our European, Pacific, and Emerging Markets Stock Index Funds in proportion to the weightings of their target indexes within the Total International Composite Index. At year-end, the fund had about 67% of its assets in the European fund, 25% in the Pacific fund, and almost 8% in the Emerging Markets fund. In 1998, the strong gain from the European Stock Index Fund and the modest advance in the Pacific Stock Index Fund more than offset the decline in our much smaller position in the Emerging Markets fund. The Total International Stock Index Fund has no direct operating expenses, but it bears its share of the costs of the underlying funds. This resulted in an expense ratio of about 0.34%, a small fraction of the 1.67% charged by the average international fund.

    Vanguard Core Management Group deserves considerable credit for keeping our funds in line with their target indexes. We expect small divergences from time to time because our funds do not precisely replicate the indexes, but, rather, hold representative samples of their stocks. And, of course, the indexes, as theoretical constructs, have the built-in advantage of incurring no operating expenses or transaction costs.

LIFETIME PERFORMANCE OVERVIEW

The table below presents the lifetime records for our international index funds, the average fund in each category, and the appropriate target index. Along with annualized returns, the table shows the results of hypothetical $10,000 initial investments in each fund and its peer, assuming dividends and capital gains distributions were reinvested. As you can see, our funds have done an excellent job tracking their target indexes. The European and Emerging Markets funds have established performance edges over their average peers, while the Pacific and Total International funds have come up short against comparable mutual funds. We acknowledge that our margin over the average emerging-markets fund may be small consolation because we have "won" by not losing quite as much as our competitors.

--------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL RETURNS
                                                   FROM INCEPTION* THROUGH DECEMBER 31, 1998
                            ----------------------------------------------------------------------------------------
                                                  AVERAGE                                     FINAL VALUE OF A
                                                ANNUAL RATE                              $10,000 INITIAL INVESTMENT
                            --------------------------------------------------           ---------------------------
                                                  AVERAGE                                                 AVERAGE
                            VANGUARD             COMPETING              TARGET           VANGUARD        COMPETING
STOCK INDEX FUND              FUND                  FUND                 INDEX             FUND             FUND
--------------------------------------------------------------------------------------------------------------------
European                       +14.4%               +10.3%               +14.7%          $31,478           $23,005
Pacific                        - 1.8                + 1.0                - 1.8             8,595            10,864
Emerging Markets               - 2.9                - 3.9                - 4.3             8,710             8,291
Total International            + 5.5                + 8.1                + 5.6            11,534            12,312
--------------------------------------------------------------------------------------------------------------------

* For European and Pacific funds: June 18, 1990; for Emerging Markets fund:
  May 4, 1994; for Total International fund: April 29, 1996.

    Of our four funds, the EUROPEAN STOCK INDEX FUND has enjoyed the greatest relative success over its life span. During its lifetime of more than eight years, the fund's annual performance margin of 4.1 percentage points over our average peer has resulted in an edge of $8,473 on an initial $10,000 investment--nearly 85% of the original investment.

    THE PACIFIC STOCK INDEX FUND--largely because of the heavy 78% commitment of its target index to Japan--fell short of its average peer by 2.8 percentage points a year, recording an annualized decline of -1.8% since its June 1990 inception.

    Our EMERGING MARKETS STOCK INDEX FUND has posted an average annual decline of -2.9% since its inception in May 1994. While disappointing, that result is 1 percentage point per year better than the return of the average emerging markets fund.

    The TOTAL INTERNATIONAL STOCK INDEX FUND, which will reach its third anniversary in April, has underperformed its average peer by 2.6 percentage points over its lifetime, resulting in a $778 shortfall on an initial $10,000 investment. This deficit was created largely by the significant stake in Japan held by our fund and its target index during a period when the Japanese market performed poorly. Of course, such a brief period is no basis for judging any mutual fund, but we remain confident that our approach is sound and that, over time, we will provide returns that are fully competitive with those of similar mutual funds.

    It's important for those who invest overseas to remember that volatility is more the rule than the exception when it comes to international equities and currencies. Investors who are seeking to diversify their portfolios of domestic stocks and bonds should be well aware that the leveling effect caused by the fact that international stocks fluctuate in different ways and at different times has two sides: Yes, international markets can rise when the U.S. market declines. But when the U.S. market rises, international markets can decline. And, as we have observed in the past, sometimes both can rise or fall at once.

IN SUMMARY

Returns on international stocks have paled in recent years beside the gaudy gains achieved by U.S. stocks. But while we believe that international stocks still can bring helpful diversification to a balanced portfolio with core holdings of U.S. stock funds, bond funds, and money market funds, the market, currency, and economic risks of international stocks remain substantial. So we repeat our longstanding view that foreign stocks should probably be limited to 10% or 20% of investors' equity portfolios.

    The key is for investors to construct investment programs suited to their own time horizon, financial situation, and tolerance for market fluctuations, and then to stick with their plans. In the same vein, Vanguard's International Stock Index Funds will "stay the course" in providing low-cost exposure to international stock markets.

/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN

John C. Bogle                                             John J. Brennan
Senior Chairman                                           Chairman and
                                                          Chief Executive Officer

January 22, 1999

NOTE: You'll observe that we've made minor changes to the names of the Vanguard International Stock Index Funds. We added the words "stock index" and replaced the word "portfolio" with "fund" as part of a broader effort to simplify the names in our fund lineup.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31, 1998
                           NET ASSET VALUE PER SHARE     -----------------------------------------------
                                  DECEMBER 31,           DISTRIBUTIONS PER SHARE   DIVIDENDS PER SHARE
                           --------------------------       FROM NET REALIZED            FROM NET
STOCK INDEX FUND            1997               1998           CAPITAL GAINS         INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------
European                   $20.13             $25.28               $0.14                  $0.520
Pacific                      7.72               7.84                  --                   0.065
Emerging Markets             9.98               7.91                  --                   0.260
Total International          9.87              11.19                0.01                   0.210
--------------------------------------------------------------------------------------------------------


THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 index gained 28.6% For the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

    The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

    Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

--------------------------------------------------------------------------------
                                                AVERAGE ANNUALIZED RETURNS
                                             PERIODS ENDED DECEMBER 31, 1998
                                            ------------------------------------
                                            1 YEAR      3 YEARS         5 YEARS
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              28.6%         28.2%           24.1%
  Russell 2000 Index                         -2.5          11.6            11.9
  MSCI EAFE Index                            20.3           9.3             9.5
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 8.7%          7.3%            7.3%
  Lehman 10 Year Municipal Bond Index         6.8           6.8             6.4
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                 5.1           5.2             5.1
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.6%          2.2%            2.4%
--------------------------------------------------------------------------------

    The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

    Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

    Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

    Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

    The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

    Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

    Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

    Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

    Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

PERFORMANCE SUMMARY
EUROPEAN STOCK INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-DECEMBER 31, 1998
-----------------------------------------------------------------
              EUROPEAN STOCK INDEX FUND              MSCI EUROPE
FISCAL    CAPITAL      INCOME           TOTAL           TOTAL
YEAR      RETURN       RETURN           RETURN          RETURN
-----------------------------------------------------------------
1990       -8.7%        1.5%             -7.2%            -6.4%
1991        9.5         2.9              12.4             14.1
1992       -5.9         2.6              -3.3             -3.9
1993       27.3         1.8              29.1             29.3
1994       -0.5         2.4               1.9              2.8
1995       19.6         2.7              22.3             22.1
1996       18.6         2.7              21.3             21.4
1997       22.0         2.2              24.2             23.7
1998       26.3         2.6              28.9             28.7
-----------------------------------------------------------------

See Financial Highlights table on page 42 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 18, 1990-December 31, 1998
--------------------------------------------------------------------------------------------------
            European Stock Index Fund           Average European Fund           MSCI Europe Index
Jun 18, 90              9950                            10000                             10000
1990   06              10271                            10323                             10335
1990   09               8523                             8666                              8620
1990   12               9225                             9049                              9357
1991   03               9517                             9173                              9761
1991   06               8965                             8569                              9122
1991   09              10092                             9414                             10308
1991   12              10357                             9552                             10679
1992   03              10031                             9285                             10315
1992   06              11115                             9855                             11338
1992   09              10538                             9092                             10798
1992   12              10005                             8786                             10260
1993   03              10604                             9165                             10883
1993   06              10848                             9323                             11088
1993   09              11822                            10241                             12123
1993   12              12911                            11066                             13261
1994   03              12636                            11122                             13053
1994   06              12569                            10785                             12921
1994   09              13069                            11231                             13541
1994   12              13145                            11201                             13635
1995   03              13848                            11395                             14478
1995   06              14975                            12234                             15420
1995   09              15588                            12824                             16066
1995   12              16067                            13088                             16628
1996   03              16661                            13879                             17264
1996   06              17187                            14283                             17735
1996   09              17828                            14560                             18417
1996   12              19474                            16213                             20190
1997   03              20426                            16823                             21175
1997   06              22378                            17557                             23072
1997   09              24237                            18707                             24937
1997   12              24187                            18772                             24985
1998   03              29111                            22553                             30035
1998   06              30747                            23351                             31614
1998   09              26313                            19337                             27126
1998   12              31179                            23005                             32150

                                              AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 1998
                                              ---------------------------------
                                                                           SINCE         FINAL VALUE OF A
                                              1 YEAR            5 YEARS  INCEPTION      $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------
      European Stock Index Fund*              28.22%             19.20%      14.31%            $31,321
      Average European Fund                   22.55              15.76       10.25              23,005
      MSCI Europe Index                       28.68              19.40       14.66              32,150
----------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------
                                                                  SINCE INCEPTION
                                 INCEPTION                   -------------------------
                                   DATE    1 YEAR   5 YEARS   CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------------
European Stock Index Fund*       6/18/1990  28.22%  19.20%     11.80%   2.51%   14.31%
--------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
PACIFIC STOCK INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-DECEMBER 31, 1998
-------------------------------------------------------------
            PACIFIC STOCK INDEX FUND            MSCI PACIFIC
                                                    FREE
FISCAL          CAPITAL   INCOME       TOTAL       TOTAL
YEAR            RETURN    RETURN      RETURN       RETURN
-------------------------------------------------------------
1990            -14.3%     0.3%       -14.0%      -15.0%
1991             10.0      0.7         10.7        11.5
1992            -18.7      0.5        -18.2       -18.5
1994             12.2      0.8         13.0        12.8
1995              1.7      1.0          2.7         2.9
1996             -8.6      0.8         -7.8        -8.2
1997            -26.5      0.8        -25.7       -25.7
1998              1.6      0.8          2.4         2.6
-------------------------------------------------------------

See Financial Highlights table on page 43 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 18, 1990-DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------
              Pacific Stock Index Fund       Average Pacific Fund       MSCI Pacific Free Index
Jun 18, 90            9950                          10000                        10000
1990  06              9900                           9950                         9965
1990  09              7586                           8080                         7540
1990  12              8550                           8505                         8503
1991  03              9247                           9418                         9312
1991  06              8895                           9420                         8894
1991  09              9422                           9593                         9435
1991  12              9451                           9701                         9482
1992  03              7674                           8870                         7669
1992  06              7291                           9809                         7276
1992  09              7952                           9612                         7943
1992  12              7728                           9740                         7726
1993  03              9045                          10096                         9076
1993  06             10607                          11598                        10650
1993  09             11168                          13096                        11185
1993  12             10462                          15955                        10520
1994  03             11277                          13436                        11360
1994  06             12473                          14457                        12522
1994  09             12120                          15863                        12174
1994  12             11820                          14029                        11868
1995  03             11537                          12841                        11701
1995  06             11138                          13980                        11216
1995  09             11597                          14665                        11673
1995  12             12139                          14177                        12211
1996  03             12401                          14313                        12505
1996  06             12537                          15895                        12562
1996  09             12029                          15350                        12051
1996  12             11184                          13947                        11206
1997  03             10087                          13032                        10112
1997  06             12033                          16054                        12001
1997  09             10479                          14207                        10474
1997  12              8310                          10877                         8322
1998  03              8556                          10826                         8599
1998  06              7792                          10575                         7813
1998  09              6725                           9453                         6764
1998  12              8510                          10864                         8542

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 1998
                                                 -------------------------------
                                                                             SINCE    FINAL VALUE OF A
                                              1 YEAR            5 YEARS    INCEPTION $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
      Pacific Stock Index Fund*                1.90%             -4.11%       -1.82%      $  8,552
      Average Pacific Fund                    -0.12              -7.40         0.98         10,864
      MSCI Pacific Free Index                  2.64              -4.08        -1.83          8,542
--------------------------------------------------------------------------------------------------------

* Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------
                                                                            SINCE INCEPTION
                                 INCEPTION                        -----------------------------------
                                   DATE    1 YEAR   5 YEARS       CAPITAL         INCOME        TOTAL
------------------------------------------------------------------------------------------------------
Pacific Stock Index Fund*        6/18/1990  1.90%   -4.11%         -2.59%         0.77%         -1.82%
------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
EMERGING MARKETS STOCK INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 4, 1994-DECEMBER 31, 1998
------------------------------------------------------------
              EMERGING MARKETS STOCK INDEX FUND     MSCI*
FISCAL          CAPITAL    INCOME     TOTAL         TOTAL
YEAR            RETURN     RETURN     RETURN       RETURN
------------------------------------------------------------
1994             9.1%        0.7%       9.8%          3.8%
1995            -1.1         1.7        0.6           0.0
1996            14.2         1.6       15.8          15.2
1997           -18.7         1.9      -16.8         -16.4
1998           -20.7         2.6      -18.1         -18.4
------------------------------------------------------------

*MSCI Select Emerging Markets Free Index.

See Financial Highlights table on page 43 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MAY 4, 1994-DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------
             Emerging Mkts Stock Index    Average Emerging Markets Fund      MSCI Select Emerging Markets Index
May 4, 94              9900                           10000                                  10000
1994  06              10464                           10572                                  10190
1994  09              12739                           12560                                  12256
1994  12              10867                           10939                                  10380
1995  03               9645                            9712                                   9252
1995  06              10862                           10162                                  10432
1995  09              10920                           10449                                  10420
1995  12              10918                           10437                                  10381
1996  03              12023                           11282                                  11395
1996  06              12529                           11375                                  11800
1996  09              12324                           11247                                  11635
1996  12              12639                           11607                                  11958
1997  03              13255                           12780                                  12534
1997  06              14159                           13430                                  13403
1997  09              12840                           13386                                  12168
1997  12              10507                           11331                                  10001
1998  03              11201                           11979                                  10655
1998  06               8789                            9150                                   8367
1998  09               7230                            7167                                   6864
1998  12               8512                            8291                                   8161

                                                     AVERAGE ANNUAL TOTAL RETURNS
                                                    PERIODS ENDED DECEMBER 31, 1998
                                                    -------------------------------    FINAL VALUE OF A
                                                      1 YEAR       SINCE INCEPTION    $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
      Emerging Markets Stock Index Fund*              -19.75%       -3.34%                $8,537
      Average Emerging Markets Fund                   -26.83        -3.94                  8,291
      MSCI Select Emerging Markets Free Index         -18.39        -4.27                  8,161
--------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases and redemptions. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                          INCEPTION                 ---------------------------------
                                            DATE       1 YEAR       CAPITAL        INCOME      TOTAL
-----------------------------------------------------------------------------------------------------
Emerging Markets Stock Index Fund*         5/4/1994    -19.75%       -5.24%        1.90%       -3.34%
-----------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases and redemptions. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
TOTAL INTERNATIONAL STOCK INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: APRIL 29, 1996-DECEMBER 31, 1998
-----------------------------------------------------------------
           TOTAL INTERNATIONAL STOCK INDEX FUND       COMPOSITE*
FISCAL      CAPITAL         INCOME       TOTAL           TOTAL
YEAR        RETURN          RETURN       RETURN         RETURN
-----------------------------------------------------------------
1996        -1.0%             1.6%         0.6%           0.6%
1997        -2.5              1.7         -0.8           -0.8
1998        13.5              2.1         15.6           15.9

*Total International Composite Index consists of the MSCI EAFE Index plus the MSCI Select Emerging Markets Free Index. See Financial Highlights table on page 44 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: APRIL 29, 1996-DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------
             Total Int'l Stock Index  Average International Fund     Total International Composite Index
Apr 29, 96             9950                     10000                               10000
1996  06               9892                     10031                                9925
1996  09               9861                      9966                                9897
1996  12              10002                     10367                               10055
1997  03               9932                     10510                                9979
1997  06              11174                     11671                               11220
1997  09              10947                     11803                               11003
1997  12               9922                     10893                                9978
1998  03              11278                     12518                               11356
1998  06              11137                     12651                               11233
1998  09               9518                     10575                                9605
1998  12              11468                     12312                               11563

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 1998
                                                -------------------------------   FINAL VALUE OF A
                                                 1 YEAR        SINCE INCEPTION  $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
Total International Stock Index Fund*            15.02%              5.29%            $11,477
Average International Fund                       13.02               8.09              12,312
Total International Composite Index**            15.88               5.58              11,563
--------------------------------------------------------------------------------------------------------

  *Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Consists of the MSCI EAFE Index plus the MSCI Select Emerging Markets Free Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                          INCEPTION                   ------------------------------
                                            DATE       1 YEAR         CAPITAL     INCOME       TOTAL
----------------------------------------------------------------------------------------------------
Total International Stock Index Fund*     4/29/1996    15.02%          3.28%      2.01%         5.29%
----------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FUND PROFILE
EUROPEAN STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                     EUROPEAN        MSCI
                  STOCK INDEX      EUROPE
-----------------------------------------
Number of Stocks          591         599
Turnover Rate              7%          --
Expense Ratio           0.29%          --
Cash Reserves            1.1%          --

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Novartis AG                          2.4%
Glaxo Wellcome PLC                   2.2
Roche Holdings AG                    2.1
Royal Dutch Petroleum Co.            1.9
British Telecommunications PLC       1.7
Allianz AG                           1.6
Nestle SA (Registered)               1.6
BP Amoco PLC                         1.5
Lloyds TSB Group PLC                 1.4
SmithKline Beecham PLC               1.4
-----------------------------------------
Top Ten                             17.8%

VOLATILITY MEASURES
-----------------------------------------
                     EUROPEAN        MSCI
                  STOCK INDEX        EAFE
-----------------------------------------
R-Squared                0.83        1.00
Beta                     0.87        1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------
                                       DECEMBER 31, 1997      DECEMBER 31, 1998
                                       -----------------------------------------------
                                            EUROPEAN         EUROPEAN         MSCI
                                          STOCK INDEX      STOCK INDEX       EUROPE
                                       -----------------------------------------------
Austria                                       0.6%             0.5%            0.5%
Belgium                                       1.9              2.6             2.6
Denmark                                       1.7              1.2             1.2
Finland                                       1.1              2.1             2.1
France                                       11.7             12.9            12.8
Germany                                      14.7             14.1            14.5
Ireland                                       0.6              0.7             0.7
Italy                                         6.0              7.0             7.1
Netherlands                                   8.4              8.8             8.9
Norway                                        0.8              0.6             0.5
Portugal                                      0.9              0.9             0.9
Spain                                         3.9              4.6             4.6
Sweden                                        3.8              3.7             3.6
Switzerland                                  11.7             11.2            11.0
United Kingdom                               32.2             28.4            29.0
United States                                 0.0              0.7             0.0
--------------------------------------------------------------------------------------

ALLOCATION TO UNDERLYING VANGUARD FUNDS. This table shows the distribution of a fund's assets in underlying Vanguard funds.

AVERAGE WEIGHTED EXPENSE RATIO. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stocks invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FUND PROFILE
PACIFIC STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                                     MSCI
                      PACIFIC     PACIFIC
                  STOCK INDEX        FREE
-----------------------------------------
Number of Stocks          423         433
Turnover Rate              4%          --
Expense Ratio           0.40%          --
Cash Reserves            0.5%          --

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------
Toyota Motor Corp.                             5.0%
Nippon Telegraph and Telephone Corp.           4.9
The Bank of Tokyo-Mitsubishi Ltd.              2.4
Matsushita Electric Industrial Co., Ltd.       1.8
Takeda Chemical Industries Ltd.                1.7
Tokyo Electric Power Co.                       1.7
Sumitomo Bank Ltd.                             1.6
Honda Motor Co., Ltd.                          1.6
Sony Corp.                                     1.5
Ito-Yokado Co., Ltd.                           1.4
---------------------------------------------------
Top Ten                                       23.6%

VOLATILITY MEASURES
-----------------------------------------
                      PACIFIC        MSCI
                  STOCK INDEX        EAFE
-----------------------------------------
R-Squared                0.76        1.00
Beta                     1.20        1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------
                                       DECEMBER 31, 1997       DECEMBER 31, 1998
                                       -----------------------------------------------
                                            PACIFIC          PACIFIC          MSCI
                                          STOCK INDEX      STOCK INDEX    PACIFIC FREE
                                       -----------------------------------------------
Australia                                     8.4%            10.1%           9.7%
Hong Kong                                     8.7              7.9            7.8
Japan                                        76.8             78.2           79.0
Malaysia                                      2.5              0.0            0.0
New Zealand                                   0.9              0.8            0.7
Singapore                                     2.7              3.0            2.8
--------------------------------------------------------------------------------------

FUND PROFILE
EMERGING MARKETS STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
             EMERGING MARKETS        MSCI
                  STOCK INDEX     SELECT*
-----------------------------------------
Number of Stocks          592         533
Turnover Rate             22%          --
Expense Ratio           0.61%          --
Cash Reserves            6.5%          --

*MSCI Select Emerging Markets Free Index.

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------
Telefonos de Mexico SA                  3.5%
Hutchison Whampoa Ltd.                  2.9
Hong Kong Telecommunications Ltd.       2.0
Hellenic Telecommunication
 Organization SA                        2.0
YPF SA Class D                          1.8
Hang Seng Bank Ltd.                     1.7
Centrais Electricas Brasileiras SA      1.5
Sun Hung Kai Properties Ltd.            1.4
Cheung Kong Holdings Ltd.               1.4
National Bank of Greece SA              1.4
--------------------------------------------
Top Ten                                19.6%

VOLATILITY MEASURES
-----------------------------------------
             EMERGING MARKETS        MSCI
                  STOCK INDEX        EAFE
-----------------------------------------
R-Squared                0.56        1.00
Beta                     1.50        1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------
                                       DECEMBER 31, 1997             DECEMBER 31, 1998
                                       --------------------------------------------------
                                        EMERGING MARKETS      EMERGING MARKETS     MSCI
                                          STOCK INDEX           STOCK INDEX       SELECT*
                                       --------------------------------------------------
Argentina                                     5.5%                  5.7%            5.5%
Brazil                                       20.0                  14.6            14.3
Czech Republic                                1.2                   1.4             1.4
Greece                                        3.3                   8.2             8.7
Hong Kong                                    14.9                  16.0            14.5
Hungary                                       1.0                   1.7             1.9
Indonesia                                     2.1                   2.2             2.1
Israel                                        3.1                   4.0             4.0
Malaysia                                      7.1                   3.8             6.5
Mexico                                       15.9                  13.3            13.5
Philippines                                   1.8                   2.6             2.6
Poland                                        0.7                   1.2             1.7
Singapore                                     4.8                   6.5             5.3
South Africa                                 12.8                  13.0            12.3
Thailand                                      1.9                   3.3             3.3
Turkey                                        3.9                   2.5             2.4
-----------------------------------------------------------------------------------------

*MSCI Select Emerging Markets Free Index.

FUND PROFILE
TOTAL INTERNATIONAL STOCK INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998. Key elements of this Profile are defined on page 13.

PORTFOLIO CHARACTERISTICS
---------------------------------------------
Expense Ratio                              0%
Average Weighted Expense Ratio*         0.34%

*For underlying funds.

ALLOCATION TO UNDERLYING VANGUARD FUNDS
----------------------------------------------
European Stock Index Fund                67.4%
Pacific Stock Index Fund                 25.0
Emerging Markets Stock Index Fund         7.6
----------------------------------------------
Total                                   100.0%

FINANCIAL STATEMENTS
DECEMBER 31, 1998

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Vanguard European, Pacific, and Emerging Markets Stock Index Fund securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country; the Total International Stock Index Fund lists investments in shares of each Vanguard International Stock Index Fund. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
EUROPEAN STOCK INDEX FUND                       SHARES           (000)
------------------------------------------------------------------------
------------------------------------------------------------------------
COMMON STOCKS (98.0%)(1)
AUSTRIA (0.5%)
     Austria Mikro Systeme
          International AG                       3,631        $    137
     Austria Tabak AG                           10,556             810
     Austrian Airlines AG                       22,940             822
     BWT Best Water
          Technology AG                          1,760             390
     Bank Austria AG                            92,950           4,729
     Bank Austria AG (Ptg. Ctf.)                 7,416             316
     Bau Holding AG                              5,860             273
     Bau Holding AG Pfd.                         3,234             121
     Boehler-Uddeholm AG                        10,541             491
     EA-Generali AG                              5,761           1,416
     Flughafen Wien AG                          19,150             940
     Generali Vienna AG-Vorz                     1,114             173
-    Lenzing AG                                  4,490             280
     Mayr-Melnhof Karton AG                     10,510             491
     OMV AG                                     20,037           1,889
     Oesterreichische
          Brau-Beteiligungs AG                   9,710             555
     Oesterreichische
          Elektrizitaetswirtschafts AG
          Class A                               25,827           3,950
     RHI AG                                     12,947             338
     Universale-Bau AG                           7,730             277
     VA Technologies AG                         12,170           1,055
     Wienerberger
          Baustoffindustrie AG                   7,090           1,411
                                                              --------
                                                                20,864
                                                              --------
BELGIUM (2.5%)
     Barco NV                                   13,385           3,779
     Bekaert SA                                  3,307           1,646
-    CBR Cimenteries SA                         26,685           2,641
     Colruyt NV                                  2,995           2,511
     Compagnie Maritime
          Belge SA (CMB)                         9,287             415
     D'Ieteren SA                                5,713           3,151
     Delhaize-Le Lion SA                        58,618           5,187
     Electrabel SA                              44,232          19,443
-    Fortis AG                                  72,399          26,239
     Glaverbel SA                                6,579             871
     Groupe Bruxelles
          Lambert SA                            25,200           5,135
     Petrofina SA                               20,270           9,293
     Solvay SA                                  97,950           7,385
     Tractebel SA                               74,670          14,498
-    UCB SA                                      1,471           9,078
     Union Miniere SA                           21,818             831
                                                              --------
                                                               112,103
                                                              --------
DENMARK (1.2%)
     Aarhus Oliefabrik A/S A Shares              5,020             146
     Aarhus Oliefabrik A/S B Shares              3,240              97
     Bang & Olufsen Holding A/S
          B Shares                              12,600             768
     Carlsberg A/S A Shares                     30,475           1,772
     Carlsberg A/S B Shares                     13,849             801
     D/S 1912 B Shares                             790           5,524
     D/S Svendborg B Shares                        613           6,213

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
EUROPEAN STOCK INDEX FUND                       SHARES           (000)
----------------------------------------------------------------------
     Danisco A/S                                50,487       $   2,737
     Den Danske Bank A/S                        45,780           6,150
-    East Asiatic Co. A/S                       33,950             235
     FLS Industries A/S B Shares                41,040             838
     GN Store Nord A/S                          33,147           1,172
     ISS International Service
          Systems A/S B Shares                  26,119           1,699
     J. Lauritzen Holding A/S
          B Shares                               3,524             243
     Korn Og Foderstof
          Kompagniet A/S                        14,710             276
     NKT Holding A/S                             7,870             495
     Novo Nordisk A/S B Shares                  55,382           7,310
     Radiometer A/S B Shares                    11,008             579
     SAS Danmark A/S                            39,680             449
     Superfos A/S                               27,600             408
     Tele Danmark A/S B Shares                  89,495          12,079
     Unidanmark A/S A Shares                    44,477           4,018
                                                              --------
                                                                54,009
                                                              --------
FINLAND (2.0%)
-    Amer Group Ltd.                            19,220             200
     Cultor Oyj-Series 1                        43,750             449
     Cultor Oyj-Series 2                        26,810             275
     Finnlines  OY                              12,280             529
     Hartwall Oyj Abp                           48,358             788
     Instrumentarium Group A Shares              4,811             198
     Instrumentarium Group B Shares              6,040             249
     Kemira Oy                                  74,630             538
     Kesko Oy                                   73,528           1,104
     Kone Oy B Shares                            6,348             740
     Merita PLC                                694,667           4,418
     Metra Oy A Shares                          12,470             221
     Metra Oy B Shares                          36,726             638
     Nokia Oy A Shares                         377,569          46,233
     Nokia Oy K Shares                         111,950          13,708
     Outokumpu Oy A Shares                     114,550           1,059
     Pohjola Group Insurance
          A Shares                              19,588           1,064
     Pohjola Group Insurance
          B Shares                              19,700           1,082
     Raisio Group PLC                          130,016           1,438
     Rautaruuki Oy                              21,272             138
     Sampo Insurance Co., Ltd.
          A Shares                              52,224           1,996
 -   Sonera Group Oyj                          302,682           5,380
     Stockmann AB Oy A Shares                   24,500             605
     Stockmann AB Oy B Shares                   26,530             501
     Tieto Corp. B Shares                       35,419           1,588
     UPM-Kymmene Oy                            230,283           6,458
     Valmet Oy                                      45               1
                                                              --------
                                                                91,598
                                                              --------
FRANCE (12.6%)
     AXA-UAP SA                                281,527          40,823
     Accor SA                                   29,703           6,434
     Alcatel                                   162,136          19,853
     Banque Nationale de Paris SA              192,004          15,818
     Bongrain SA                                 1,625             727
     Bouygues SA                                21,749           4,485
     Canal Plus SA                              25,521           6,967
     Cap Gemini SA                              56,595           9,088
     Carrefour SA                               31,609          23,874
     Chargeurs SA                                7,789             431
-    Club Mediterranee SA                       13,800           1,240
     Coflexip SA                                12,382             840
     Compagnie Francaise d'Etudes
          et de Construction SA                 14,271           1,344
-    Compagnie Generale de
          Geophysique SA                         4,289             250
     Compagnie Generale des
          Etablissements Michelin SCA
          B Shares                             110,724           4,430
     Compagnie Parisienne de
          Reescompte SA                         16,933             782
     Compagnie de Saint-Gobain SA               73,559          10,390
     Compagnie des Gaz de
          Petrole Primagaz SA                   15,224           1,444
     Dassault Systemes SA                       94,079           4,424
     Elf Aquitaine SA                          223,646          25,864
     Eridania Beghin-Say SA                     20,324           3,518
     Essilor International SA                    8,019           3,158
     Etablissements Economiques
          du Casino Guichard-
          Perrachon SA                          53,259           5,549
     Etablissements Economiques
          du Casino Guichard-
          Perrachon SA Pfd.                     16,517           1,062
     France Telecom SA                         647,331          51,453
     Groupe Danone SA                           59,528          17,051
     Groupe GTM                                 13,312           1,382
     Groupe SEB SA                              10,294             857
     Imetal SA                                  12,299           1,233
     L'Air Liquide SA (Registered)              68,099          12,496
     L'Oreal SA                                 53,650          38,802
     LVMH Moet Hennessy
          Louis Vuitton SA                      71,426          14,142
     Lafarge SA                                 84,900           8,071
     Lagardere SCA                              92,928           3,951
     Legrand SA                                 23,222           6,157
     Nord-Est SA                                16,506             443
     PSA Peugeot Citroen SA                     41,151           6,372
-    Paribas                                   133,721          11,627
     Pathe SA                                    6,792           1,897
     Pechiney SA A Shares                       66,398           2,169
     Pernod Ricard SA                           45,780           2,975
-    Pinault-Printemps-Redoute SA               96,636          18,476
     Promodes SA                                15,721          11,438
     Rhone-Poulenc SA Series A                 300,314          15,462
     Sagem SA                                    3,296           2,183
     Sanofi SA                                  88,015          14,496
     Schneider SA                              126,296           7,665
     Sidel SA                                   27,222           2,310
     Simco SA                                   20,422           1,854
     Skis Rossignol SA                           4,263              62
     Societe BIC SA                             39,923           2,216
     Societe Francaise
          d'Investissements Immobiliers
          et de Gestion SA                      14,155           1,001
     Societe Generale SA                        86,874          14,075
     Societe National d'Exploitation
          Industrielle de Tabacs et
          Allumettes SA                         35,122           2,201
     Sodexho Alliance SA                        27,865           6,235

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                SHARES           (000)
----------------------------------------------------------------------
     Sommer Allibert SA                         17,700        $    479
     Suez Lyonnaise des Eaux                   124,635          25,614
     Thomson-CSF SA                            140,176           6,023
     Total SA B Shares                         197,733          20,035
     Usinor Sacilor SA                         149,633           1,662
     Valeo SA                                   62,484           4,926
     Vivendi                                   129,988          33,742
     Zodiac SA                                   4,413             946
                                                              --------
                                                               566,974
                                                              --------
GERMANY (13.8%)
     AGIV AG                                    31,449             812
     Aachener & Muenchener
          Beteiligungs AG (Bearer)               3,549             418
     Aachener & Muenchener
          Beteiligungs AG (Registered)          33,550           4,935
     Adidas-Salomon AG                          36,644           3,982
     Allianz AG                                199,983          73,364
     Axa Colonia Konzern AG                     22,280           2,528
     BASF AG                                   508,391          19,413
     Bayer AG                                  594,189          24,812
     Bayerische Vereinsbank AG                 349,658          27,397
     Beiersdorf AG                              70,150           4,844
     Bilfinger & Berger Bau AG                  24,878             635
-    Brau und Brunnen AG                         4,492             402
     Buderus AG                                  1,584             577
     CKAG Colonia Konzern AG Pfd.                5,097             520
     Continental AG                             97,800           2,701
-    DaimlerChrysler AG                        470,922          46,512
     Degussa AG                                 76,420           4,201
     Deutsche Bank AG                          454,543          26,759
     Deutsche Lufthansa AG                     315,127           6,963
     Deutsche Telekom AG                     1,782,183          58,638
     Douglas Holding AG                         23,356           1,416
-    Douglas Holding AG                          1,242              67
     Dresdner Bank AG                          435,777          18,315
     Dyckerhoff AG Pfd.                          2,578             715
     Escada AG                                     859             139
     Escada AG Pfd.                                924             153
     Fag Kugelfischer Georg
          Schaefer AG                           37,593             319
     Friederich Grohe AG Pfd.                    1,245             329
     Heidelberger Zement AG                     38,699           3,021
-    Herlitz AG Pfd.                               415              11
     Hochtief AG                                58,800           2,295
     Karstadt AG                                 7,050           3,683
-    Kloeckner-Humbolt-Deutz AG                 41,700             388
     Linde AG                                    6,600           4,062
     Man AG                                      8,955           2,635
     Man AG Pfd.                                 2,900             587
     Mannesmann AG                             318,767          36,556
     Merck KGaA                                136,302           6,138
     Metro AG                                  219,571          17,534
     Metro AG Pfd.                              15,688             756
     Muenchener
          Rueckversicherungs-
          Gesellschaft AG (Bearer)               2,850             938
     Muenchener
          Rueckversicherungs-
          Gesellschaft AG (Registered)          68,217          33,053
     Preussag AG                                12,755           5,767
     RWE AG                                    384,845          21,085
     RWE AG Pfd.                                63,360           2,313
     Rheinmetall AG                             16,500             427
     Rheinmetall AG Pfd.                        15,650             294
     SAP AG                                     50,034          21,630
     SAP AG Pfd.                                35,558          16,977
     SGL Carbon AG                              17,860           1,072
     Salamander AG                               2,137             385
     Schering AG                                56,600           7,111
     Siemens AG                                469,367          30,295
-    Strabag Bau AG                              2,990             185
     Thyssen AG                                 28,316           5,255
     Veba AG                                   398,883          23,878
     Viag AG                                    21,756          12,762
     Volkswagen AG                             252,650          20,175
     Volkswagen AG Pfd.                         81,450           4,059
                                                              --------
                                                               617,193
                                                              --------
IRELAND (0.7%)
     Allied Irish Banks PLC                    711,019          12,753
     CRH PLC                                   295,643           5,113
     Clondalkin Group PLC                       49,108             351
     DCC PLC                                    84,602             719
     FYFFES PLC                                313,459             701
     Greencore Group PLC                       169,016             781
     Independent Newspapers PLC                146,015             588
     Irish Continental Group PLC                28,511             338
     Irish Life PLC                            261,495           2,464
     Irish Permanent PLC                        88,402           1,331
     James Crean PLC                            46,973              61
     Jefferson Smurfit Group PLC               876,735           1,582
     Jurys Hotel Group PLC                      48,988             373
     Kerry Group PLC A Shares                   47,720             651
-    Ryanair Holdings PLC                      145,972           1,045
-    Tullow Oil PLC                            245,585             201
     Waterford Wedgewood PLC                   625,680             532
                                                              --------
                                                                29,584
                                                              --------
ITALY (6.9%)
-    Alitalia SpA                            1,236,568           4,575
     Assicurazioni Generali SpA                839,345          35,123
     Banca Commerciale
          Italiana SpA                       2,207,424          15,262
     Banca Intesa Non-Conv Risp.             1,115,820           3,411
     Banco Intesa SpA                        1,816,538          10,923
     Banco Popolare Di Milano SpA              412,100           3,749
     Benetton Group SpA                      1,407,960           2,843
     Bulgari SpA                               253,800           1,516
     Burgo (Cartiere) SpA                      114,400             738
     Cementir SpA                              292,180             337
     Danieli & Co. SpA                          42,090             306
     Danieli & Co. SpA Risp.                    52,500             210
     Edison SpA                                535,900           6,326
     Ente Nazionale
          Idrocarburi SpA                    6,430,500          42,119
     Fiat SpA                                2,937,440          10,226
     Fiat SpA Pfd.                             820,200           1,584
     Fiat SpA Risp.                            625,820           1,252
-    Impregilo SpA                             576,000             522
     Istituto Nazionale Delle
          Assicurazioni SpA                  3,294,722           8,722
     Italcementi SpA                           195,217           2,155
     Italcementi SpA Risp.                     166,635             849
     Italgas SpA                               610,250           3,311

]

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
EUROPEAN STOCK INDEX FUND                       SHARES           (000)
----------------------------------------------------------------------
     La Rinascente SpA                         182,862       $   1,885
     La Rinascente SpA Pfd.                     69,500             373
     La Rinascente SpA Risp.                    66,000             394
     Magneti Marelli SpA                       503,420             873
     Marzotto & Figli SpA                       29,150             322
     Marzotto & Figli SpA Risp.                 15,000             171
     Mediaset SpA                              975,700           7,929
     Mondadori (Arnoldo)
          Editore SpA                           66,420             880
     Montedison SpA                          4,177,502           5,561
     Montedison SpA Risp.                      466,600             467
-    Olivetti SpA                            2,565,556           8,947
     Parmalat Finanziaria SpA                1,239,300           2,375
     Pirelli SpA                             1,662,400           5,338
     Pirelli SpA Risp.                         109,300             270
-    Reno De Medici SpA                        118,790             375
     Riunione Adriatica di
          Sicurta SpA                          365,454           5,308
     Riunione Adriatica di Sicurta
          SpA Risp.                            159,900           1,605
     SNIA BPD SpA                              616,200             972
     SNIA BPD SpA Risp.                        103,780             115
-    San Paolo-IMI SpA                       1,266,100          22,421
     Sirti SpA                                 191,500           1,158
     Societa Assicuratrice
          Industriale SpA                      110,530           1,334
     Societa Assicuratrice
          Industriale SpA Risp.                297,000           1,981
-    Telecom Italia SpA                      3,156,392          26,991
-    Telecom Italia SpA Risp.                  883,571           5,573
     Telecom Italia Mobile SpA               5,432,916          40,198
     Telecom Italia Mobile SpA Risp.         1,413,744           6,670
-    Unione Immobiliare SpA                  3,294,722           1,722
                                                              --------
                                                               308,267
                                                              --------
NETHERLANDS (8.7%)
     ABN-AMRO Holding NV                     1,171,122          24,650
     Aegon NV                                  449,230          55,200
     Akzo Nobel NV                             234,038          10,663
     Buhrmann NV                                70,170           1,256
     Elsevier NV                               550,000           7,708
     Getronics NV                               70,441           3,491
     Hagemeyer NV                               44,300           1,619
-    Heineken NV                               258,110          15,542
     Hollandsche Beton Groep NV                 28,940             358
     IHC Caland NV                              17,190             714
     ING Groep NV                              765,089          46,680
     KLM Royal Dutch Airlines NV                56,617           1,714
     Koninklijke Ahold NV                      458,017          16,938
     Koninklijke KPN NV                        389,404          19,505
     Koninklijke Nederlandsche
          Hoogevens en
          Staalfabireken NV                     33,019             915
     Koninklijke Pakhoed NV                     29,928             756
     Nedlloyd Groep NV                          25,001             340
     Oce NV                                     67,021           2,411
     Philips Electronics NV                    297,511          19,975
     Royal Dutch Petroleum Co.               1,751,456          87,262
     Stork NV                                   28,883             660
     TNT Post Group NV                         365,476          11,782
     Unilever NV                               523,625          44,782
     Vedior NV                                  52,930           1,044
     Wolters Kluwer NV                          56,561          12,110
                                                              --------
                                                               388,075
                                                              --------
NORWAY (0.5%)
     Aker ASA A Shares                          10,500             110
-    Ask ASA                                    45,607             281
     Bergesen D.Y. ASA A Shares                 49,836             595
     Bergesen D.Y. ASA B Shares                 27,096             313
     Christiania Bank Og
          Kreditkasse ASA                      465,400           1,613
     Den Norske Bank ASA                       518,900           1,791
     Dyno Industrier ASA                        28,096             417
     Elkem ASA                                  50,640             605
     Hafslund ASA A Shares                      74,831             471
     Hafslund ASA B Shares                      67,251             286
     Helikopter Services Group ASA              25,650             121
     Kvaerner ASA                               28,220             556
     Kvaerner ASA B Shares                      10,690             175
     Lief Hoegh & Co. ASA                       24,470             286
     Merkantildata ASA                          72,760             716
-    NCL Holdings ASA                          199,208             471
     Norsk Hydro ASA                           189,428           6,390
     Norske Skogindustrier ASA
          A Shares                              26,900             784
     Norske Skogindustrier ASA
          B Shares                              12,240             307
     Orkla ASA A Shares                        135,340           2,016
     Orkla ASA B Shares                         37,380             488
-    Petro Geo-Services ASA                     67,940             865
     SAS Norge ASA B Shares                     41,200             346
     Schibsted ASA                              63,870             805
     Smedvig ASA A Shares                       22,401             188
     Smedvig ASA B Shares                       19,686             150
     Storebrand ASA                            229,160           1,729
     Tomra Systems ASA                          37,525           1,231
     Unitor ASA                                 20,050             195
                                                              --------
                                                                24,301
                                                              --------
PORTUGAL (0.9%)
     Banco Comercial Portugues SA
          8% Cvt. Pfd. Series A                 27,639           3,151
     Banco Comercial Portugues
          SA (Registered)                      106,228           3,266
     Banco Espirito Santo e
          Comercial de Lisboa SA
          (Registered)                         126,539           3,928
     Brisa-Auto Estradas de
          Portugal, SA                          51,547           3,034
     Cimpor-Cimento de Portugal SA              71,416           2,280
     Cin-Corporacao Industrial do
          Norte SA                               4,790             191
-    Colep-Companhia Portuguesa
          de Embalagens                         18,784             140
     Companhia de Seguros
          Tranquilidade                         20,100             641
     Corticeira Amorin SA                       18,110             260
     Efacec-Empresa Fabrilde
          Maquinas Electricas SA                22,530             232
     Electricidade de Portugal SA              396,030           8,720
     Engil-SGPS                                 13,011              88

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                SHARES           (000)
----------------------------------------------------------------------
     Inapa-Investimentos
          Participacoes e Gestao SA             17,340        $    183
     Inapa-Investimentos
          Participacoes e Gestao SA             26,010             274
     Jeronimo Martins & Filho,
          SGPS, SA                              58,770           3,215
     Portucel Industrial-Empresa
          Productora de Cellulosa SA            89,340             586
     Portugal Telecom SA
          (Registered)                         156,619           7,181
-    Sociedade Construcoes
          Soares da Costa SA                    15,745              53
     Somague-Sociedade
          Gestora de Participacoes, SA          27,200             159
     Sonae Investimentos-Sociedade
          Gestora de Participacoes SA           33,920           1,649
     Unicer-Uniao Cervejeira SA                 21,850             521
                                                              --------
                                                                39,752
                                                              --------
SPAIN (4.5%)
     ACS, Actividades de
          Construccion y Servicios, SA          19,350             765
     Acerinox SA                                52,530           1,225
-    Argentaria SA                             388,970          10,089
-    Asturiana de Zinc, SA                      20,100             175
     Autopista Concesionaria
          Espanola SA                          212,257           3,535
     Azucarera Ebro Agricolas                   54,094           1,195
-    Banco Bilbao Vizcaya SA                 1,669,369          26,214
     Banco Central
          Hispanoamericano SA                  892,829          10,618
-    Banco Santander SA                        957,342          19,053
     Corporacion Financiera Alba SA             12,315           2,060
     Corporacion Mapfre SA                      54,642           1,485
     Cortefiel, SA                              14,800             391
     Dragados y Construcciones SA               46,546           1,718
-    El Aguila SA                               38,608             373
     Empresa Nacional Compania de
          Celulosas SA                          25,050             421
     Endesa SA                                 779,956          20,697
-    Ercros SA                                 233,502             315
     Fabrica Espanola de Productos
          Quimicos y Farmaceuticos, SA          12,800             208
     Fomento de Construcciones y
          Contratas SA                          51,132           3,807
     Gas Natural SDG SA                        123,295          13,444
     Iberdrola SA                              738,203          13,832
-    Inmobiliaria Urbis SA                      43,680             680
     Metrovacesa SA                             45,343           1,363
     Portland Valderrivas SA                    21,444             878
     Prosegur Cia de Seguridad SA
          (Registered)                          54,600             638
-    Puleva SA                                 337,500             226
     Reno de Medici SpA
          (Spanish Shares)                     100,436             287
     Repsol SA                                 246,117          13,149
     Sociedade General de Aguas de
          Barcelona SA                          17,985           1,206
     Sol Melia, SA                              21,900             765
     Tabacalera SA-A                           151,417           3,826
-    TelePizza, SA                             184,950           1,762
-    Telefonica SA Bonus
          Rights Exp. 1/30/1999                834,061             742
     Telefonica de Espana SA                   834,061          37,144
     Union Electrica Fenosa SA                 259,757           4,501
     Uralita SA                                 47,564             530
     Vallehermoso SA                           116,541           1,670
     Viscofan Industria Navarra
          de Envolturas Celulosic SA            21,260             689
     Zardoya Otis SA                            44,130           1,380
                                                              --------
                                                               203,056
                                                              --------
SWEDEN (3.6%)
     ABB AB A Shares                           551,780           5,888
     ABB AB B Shares                           210,400           2,232
     AGA AB A Shares                           110,439           1,465
     AGA AB B Shares                            88,440           1,162
     Astra AB A Shares                       1,091,300          22,282
     Astra AB B Shares                         253,246           5,155
     Atlas Copco AB A Shares                   102,200           2,244
     Atlas Copco AB B Shares                    49,190           1,068
     Diligentia AB                              64,385             453
-    Drott AB B Shares                          94,358             867
     Electrolux AB Series B                    303,450           5,222
     Esselte AB A Shares                        17,160             275
     Esselte AB B Shares                        16,290             267
     ForeningsSparbanken AB                    290,500           7,526
     Granges AB                                 36,646             529
     Hennes & Mauritz AB B Shares              169,527          13,846
     LM Ericsson Telephone AB
          B Shares                           1,587,000          37,788
-    NetCom AB Shares                           86,698           3,530
     OM Gruppen AB                              70,756             890
     SKF AB A Shares                            41,840             475
     SKF AB B Shares                            59,388             692
     Sandvik AB A Shares                       159,615           2,777
     Sandvik AB B Shares                        54,343             939
     Securitas AB B shares                     227,920           3,543
     Skandia Forsakrings AB                    409,910           6,271
     Skandinaviska Eeskilda Banken
          AB B Shares                          476,953           5,031
     Skanska AB B Shares                        94,358           2,619
     Stora Kopparbergs Berglags
          AB A Shares                          151,105           1,659
     Stora Kopparbergs Berglags
          AB B Shares                           17,650             196
     Svenska Cellulosa AB B Shares             165,226           3,608
     Svenska Handelsbanken AB
          A Shares                             177,780           7,501
     Svenska Handelsbanken AB
          B Shares                              20,260             777
     Svenskt Stal AB (SSAB)                     29,833             285
     Svenskt Stal AB (SSAB)-
          Series A                              75,609             723
     Swedish Match AB                          382,202           1,391
     Trelleborg AB B Shares                    105,198             857
     Volvo AB A Shares                         104,850           2,348
     Volvo AB B Shares                         250,065           5,738
     WM-Data AB B Shares                        54,570           2,329
                                                              --------
                                                               162,448
                                                              --------
SWITZERLAND (11.0%)
     ABB AG (Bearer)                             6,708           7,863
     ABB AG (Registered)                         4,087             958
     Adecco SA (Bearer)                         14,027           6,403
-    Alusuisse-Lonza Group AG
          (Registered)                           5,195           6,052

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
EUROPEAN STOCK INDEX FUND                       SHARES           (000)
----------------------------------------------------------------------
     Credit Suisse Group AG
          (Registered)                         219,817      $   34,409
-    Danzas Holding AG (Registered)              2,105             889
     Forbo Holding AG (Registered)               1,410             616
     Georg Fischer AG (Registered)               3,015           1,020
     Grands Magasins Jelmoli SA
          (Bearer)                                 500             561
     Grands Magasins Jelmoli SA
          (Registered)                           1,652             361
     Holderbank Financiere Glarus AG
          (Bearer)                               4,328           5,124
     Holderbank Financiere Glarus AG
          (Registered)                           8,710           2,181
     Kuoni Reisen Holding AG
          (Registered)                             287           1,139
     Moevenpick Holding AG (Bearer)              1,090             609
     Nestle SA (Registered)                     32,049          69,769
     Novartis AG (Bearer)                        5,268          10,356
     Novartis AG (Registered)                   50,535          99,342
     Roche Holding AG (Bearer)                   1,275          23,091
     Roche Holding AG
          (Dividend-Right Certificates)          5,724          69,847
     SGS Societe Generale de
          Surveillance Holding SA (Bearer)         799             782
     SGS Societe Generale de
          Surveillance Holding SA
          (Registered)                           1,371             323
     SMH AG (Registered)                        12,356           1,851
-    SAirGroup                                   8,750           2,172
     Schindler Holding AG (Ptg. Ctf.)              158             253
     Schindler Holding AG (Registered)             630           1,073
     Sika Finanz AG (Bearer)                     2,240             672
-    Sulzer AG (Registered)                      2,951           1,796
     Swiss Reinsurance Co.
          (Registered)                          11,756          30,651
-    Swisscom AG                                59,293          24,823
     The Swatch Group AG                         3,039           1,881
-    UBS AG                                    176,621          54,266
     Valora Holding AG                           3,731           1,009
-    Zurich Allied AG                           38,755          28,696
                                                              --------
                                                               490,838
                                                              --------
UNITED KINGDOM (27.9%)
     Abbey National PLC                      1,222,418          26,176
-    Allied Zurich PLC                       1,264,068          18,855
     Amec PLC                                  167,451             495
     Anglian Water PLC                         210,067           2,901
     Arjo Wiggins Appleton PLC                 541,772           1,019
     Associated British Foods PLC              723,173           6,840
     BAA PLC                                   835,512           9,752
     BBA Group PLC                             339,535           2,107
     BG PLC                                  3,116,264          19,664
     BICC PLC                                  182,682             213
     BOC Group PLC                             392,852           5,618
     BP Amoco PLC                            4,594,875          68,613
     BPB PLC                                   421,869           1,595
     BTR PLC                                 2,511,957           5,182
     Barclays PLC                            1,244,967          26,845
     Barratt Developments PLC                  151,206             581
     Bass PLC                                  652,084           9,493
     The Berkeley Group PLC                     68,808             505
     Blue Circle Industries PLC                626,165           3,230
     Boots Co., PLC                            732,150          12,468
     Bowthorpe PLC                             168,935             975
     British Aerospace PLC                   1,395,554          11,830
     British Airways PLC                       835,212           5,631
     British American Tobacco PLC            1,254,861          11,034
     British Land Co., PLC                     408,801           3,040
     British Sky Broadcasting
          Group PLC                          1,334,420          10,135
     British Steel PLC                       1,395,161           2,066
     British Telecommunications
          PLC                                5,095,038          76,760
     Bunzl PLC                                 251,053             982
     Burmah Castrol PLC                         91,567           1,310
     CGU PLC                                 1,076,122          16,848
     Cable and Wireless PLC                  1,858,505          22,851
     Cadbury Schweppes PLC                     822,692          14,030
     Caradon PLC                               446,322             765
     Carlton Communications PLC                483,420           4,448
-    Centrica PLC                            3,431,700           6,909
     Cobham PLC                                 78,564             911
     Compass Group PLC                         541,746           6,206
     Courtaulds Textiles PLC                    59,594             161
     De La Rue PLC                              63,991             216
     Delta PLC                                  50,813              94
     Diageo PLC                              2,819,007          32,081
     EMI Group PLC                             639,444           4,277
     Electrocomponents PLC                     363,533           2,438
     Elementis 1998 PLC                        387,918             529
     English China Clays PLC                   264,315             717
     FKI PLC                                   486,626           1,085
     GKN PLC                                   590,915           7,841
     General Electric Co., PLC               2,215,093          19,994
     George Wimpey PLC                         251,450             457
     Glaxo Wellcome PLC                      2,827,441          97,285
     Granada Group PLC                         743,098          13,136
     Great Universal Stores PLC                769,899           8,115
     Guardian Royal Exchange PLC               743,740           4,164
     HSBC Holdings PLC (Foreign)             1,459,283          36,905
     HSBC Holdings PLC (Local)                 714,545          19,378
     Halifax PLC                             2,165,011          30,726
     Hammerson PLC                             212,609           1,210
     Hanson PLC                                530,849           4,215
     Hepworth PLC                               62,675             165
     Hyder PLC                                 119,846           1,505
     IMI PLC                                   305,206           1,198
     Imperial Chemical
          Industries PLC                       545,398           4,728
     J. Sainsbury PLC                        1,465,277          11,745
     Jarvis PLC                                 81,619             907
     Johnson Matthey PLC                       122,548             828
     Kingfisher PLC                          1,067,729          11,556
     Ladbroke Group PLC                        973,357           3,911
     Land Securities PLC                       437,642           5,636
     Lasmo PLC                                 572,075             952
     Legal & General Group PLC               1,046,551          13,590
     Lex Service PLC                            97,984             628
     Lloyds TSB Group PLC                    4,351,904          61,908
-    Lonrho PLC                                 62,829             344
     LucasVarity PLC                         1,118,800           3,732
     MEPC PLC                                  295,307           1,965
     Marks & Spencer PLC                     2,180,206          14,954

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                SHARES           (000)
-----------------------------------------------------------------------
-    Marley PLC                                108,034      $      219
     Meyer International PLC                    52,241             298
-    Misys PLC                                 453,830           3,305
     National Grid Group PLC                 1,199,100           9,571
     National Power PLC                        957,208           8,250
     Next PLC                                  260,407           2,140
     Ocean Group PLC                           118,669           1,493
     Pearson PLC                               467,257           9,275
     Peninsular & Oriental Steam
          Navigation Co.                       517,001           6,112
     Pilkington PLC                            731,768             730
     Prudential Corp. PLC                    1,581,895          23,885
     RMC Group PLC                             213,300           2,921
     Racal Electronics PLC                     244,449           1,415
     Railtrack Group PLC                       399,700          10,447
     Rank Group PLC                            434,633           1,674
     Reed International PLC                    870,218           6,805
     Rentokil Initial PLC                    2,282,951          17,207
     Reuters Group PLC                       1,127,398          11,836
     Rexam PLC                                 332,465             924
     Rio Tinto PLC                             797,771           9,278
     Rolls-Royce PLC                         1,170,713           4,850
     Royal & Sun Alliance
          Insurance Group PLC                1,296,418          10,585
     Royal Bank of Scotland
          Group PLC                            712,478          11,380
     Rugby Group PLC                           482,846             747
     SIEBE PLC                               1,640,395           6,468
     Safeway PLC                               787,820           3,959
     Schroders PLC                             248,910           4,543
     Scottish & Newcastle PLC                  508,245           5,902
     Scottish Power PLC                        905,285           9,301
     Slough Estates PLC                        193,091             874
-    SmithKline Beecham PLC                  4,380,020          61,215
     Smiths Industries PLC                     234,752           3,349
     Southern Electric PLC                     382,467           4,308
     St. James's Place Capital PLC             360,516           1,734
-    Stagecoach Holdings PLC                 1,002,060           3,989
     TI Group PLC                              396,088           2,134
     Tarmac PLC                                805,471           1,508
     Tate & Lyle PLC                           312,320           1,720
     Taylor Woodrow PLC                        342,809             850
     Tesco PLC                               5,228,184          14,896
-    Thames Water PLC                          264,641           5,064
     Unigate PLC                               100,228             723
     Unilever PLC                            2,591,667          29,063
     United Biscuits Holdings PLC              359,886           1,416
-    United Biscuits Holdings PLC
          B Shares                              25,100              10
     United Utilities PLC                      444,139           6,156
     Vickers PLC                               121,329             361
     Vodafone Group PLC                      2,479,699          40,267
     Williams PLC                              563,231           3,198
     Wilson Connolly Holdings PLC               86,943             158
     Wolseley PLC                              464,916           2,939
     Zeneca Group PLC                          744,817          32,431
                                                            ----------
                                                             1,248,042
                                                            ----------
UNITED STATES (0.7%)
-    DaimlerChrysler AG (US Shares)            327,336          31,445
                                                            ----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $2,926,316)                                       4,388,549

----------------------------------------------------------------------
                                               FACE           MARKET
                                             AMOUNT           VALUE*
                                              (000)            (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.7%)(1)
----------------------------------------------------------------------
U.S. TREASURY BILL
 (2)      3.887%-5.582%, 1/21/1999          $    2,500      $    2,495
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                           100,219         100,219
     4.77%, 1/4/1999--Note G                   289,105         289,105
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $391,818)                                           391,819
----------------------------------------------------------------------
TOTAL INVESTMENTS (106.7%)
     (COST $3,318,134)                                       4,780,368
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.7%)
----------------------------------------------------------------------
 Other Assets--Note B                                           22,834
Security Lending Collateral Payable
     to Brokers--Note G                                       (289,105)
 Other Liabilities                                             (34,791)
                                                            ----------
                                                              (301,062)
-----------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------
Applicable to 177,164,707 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                              $4,479,306
======================================================================
NET ASSET VALUE PER SHARE                                       $25.28
======================================================================

  *See Note A in Notes to Financial Statements.
  -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.9% and 7.8%, respectively, of net assets. See Note E in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

(Ptg. Ctf.)--Participating Certificate.

----------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                                AMOUNT             PER
                                                 (000)           SHARE
----------------------------------------------------------------------
Paid in Capital                             $3,037,316          $17.15
Overdistributed Net
      Investment Income--Note F                (18,920)           (.11)
Accumulated Net
     Realized Losses--Note F                    (3,139)           (.02)
Unrealized Appreciation--Note E
     Investment Securities                   1,462,234            8.25
     Futures Contracts                           1,498             .01
     Foreign Currencies and
          Forward Currency Contracts               317              --
----------------------------------------------------------------------
NET ASSETS                                  $4,479,306          $25.28
======================================================================

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
PACIFIC STOCK INDEX FUND                        SHARES           (000)
----------------------------------------------------------------------
----------------------------------------------------------------------
COMMON STOCKS (97.1%)(1)
----------------------------------------------------------------------
AUSTRALIA (9.8%)
-    AMP Ltd.                                  596,151       $   7,560
     Amcor Ltd.                                330,291           1,413
     Ashton Mining Ltd.                        191,905              97
     Australia National Industries Ltd.        421,031             297
     Australian Gas Light Co., Ltd.            182,102           1,313
     Boral Ltd.                                566,206             806
     Brambles Industries Ltd.                  115,011           2,804
     Broken Hill Proprietary Ltd.            1,074,369           7,920
     CSR Ltd.                                  526,000           1,287
     Coca-Cola Amatil Ltd.                     515,652           1,923
     Coles Myer Ltd.                           602,076           3,157
-    Crown Ltd.                                581,395             218
     David Jones Ltd.                          252,932             279
     Delta Gold NL                             165,500             252
     Email Ltd.                                183,583             262
     F.H. Faulding & Co., Ltd.                  78,900             373
     Foster's Brewing Group Ltd.               877,060           2,378
     Futuris Corp., Ltd.                       293,129             333
     Gio Australia Holdings Ltd.               382,970           1,259
     Goodman Fielder Ltd.                      658,621             667
     Great Central Mines Ltd.                  135,700              97
     Hardie (James) Industries Ltd.            221,404             453
     Howard Smith Ltd.                          97,200             644
     Leighton Holdings Ltd.                    159,000             683
     Metal Manufactures Ltd.                   141,300             199
     Mount Isa Mines Holdings Ltd.             913,763             404
     National Australia Bank Ltd.              778,173          11,742
-    Newcrest Mining Ltd.                      121,382             168
     News Corp. Ltd.                         1,061,680           7,020
     News Corp. Ltd. Pfd.                      947,532           5,771
     Normandy Mining Ltd.                      849,983             787
     North Ltd.                                334,926             546
     Orica Ltd.                                145,594             758
     Pacific Dunlop Ltd.                       571,440             925
     Pioneer International Ltd.                476,300           1,008
     QBE Insurance Group Ltd.                  235,789             976
     QCT Resources Ltd.                        404,334             243
-    RGC Gold Unsecured Notes                  145,141              36
     Resolute Ltd.                             111,700              79
     Rio Tinto Ltd.                            169,042           2,007
     Rothmans Holdings Ltd.                     83,140             597
     Santos Ltd.                               280,889             755
     Sons of Gwalia Ltd.                        70,044             199
     Southcorp Ltd.                            337,429           1,077
-    Star City Holdings Ltd.                   305,800             271
     Stockland Trust Group Ltd.                665,682           1,658
     Tabcorp Holdings Ltd.                     165,783           1,017
     Telstra Corp. Ltd.                      2,701,700          12,644
     WMC Ltd.                                  585,468           1,767
     Westfield Trust (Units)                 2,217,203           4,896
     Westpac Banking Corp., Ltd.             1,035,720           6,937
     Westralian Sands Ltd.                      95,158             195
                                                               -------
                                                               101,157
HONG KONG (7.7%)                                               -------
     Bank of East Asia Ltd.                    691,933           1,206
     CLP Holdings Limited                    1,261,000           6,283
     Cathay Pacific Airways Ltd.             1,718,000           1,708
     Cheung Kong Holdings Ltd.               1,230,000           8,851
     Dickson Concepts
          International Ltd.                   213,899             166
     Elec & Eltek International
          Holdings Ltd.                        717,000             137
     Giordano International Ltd.               306,000              57
     Hang Lung Development
          Co., Ltd.                            662,000             709
     Hang Seng Bank Ltd.                       981,000           8,769
     Hong Kong & China Gas
          Co., Ltd.                          2,130,192           2,708
-    Hong Kong & China Warrants                 84,599               6
     Hong Kong Aircraft &
          Engineering Co., Ltd.                 76,800             105
     Hong Kong
          Telecommunications Ltd.            6,185,793          10,819
     Hong Kong and Shanghai
          Hotels Ltd.                          589,000             418
-    Hopewell Holdings-New                     536,400             293
     Hutchison Whampoa Ltd.                  1,973,000          13,944
     Hysan Development Co., Ltd.               611,000             911
     Johnson Electric Holdings Ltd.            524,000           1,346
     Kumagai Gumi Hong Kong Ltd.               277,000             118
-    Kumagai Gumi
          Warrants Exp. 12/31/1999              52,000               4
     Miramar Hotel &
     Investment Ltd.                           336,000             345
     New World Development
          Co., Ltd.                            941,797           2,371
     Oriental Press Group Ltd.               1,238,000             120
-    Peregrine Investment
          Holdings Ltd.                        293,200               0
     Regal Hotels International
          Holdings Ltd.                      2,224,800             241
     Shangri-La Asia Ltd.                      960,000             818
     Shun Tak Holdings Ltd.                  1,046,000             197
     South China Morning Post Ltd.           1,079,000             554
     Sun Hung Kai Properties Ltd.            1,281,400           9,345
     Swire Pacific Ltd. A Shares               776,000           3,476
     Tai Cheung Holdings Ltd.                  235,000              58
          Television Broadcasts Ltd.           237,000             612
     Varitronix International Ltd.             184,000             344
-    Wharf Holding
          Warrants Exp. 12/31/1999              51,350               4
     Wharf Holdings Ltd.                     1,081,000           1,577
     Wing Lung Bank Ltd.                       144,528             502
                                                            ----------
                                                                79,122
                                                            ----------
JAPAN (75.9%)
-    AB International Cayman
          .50% Cvt. Pfd.                   264,000,000           1,937
     Advantest Corp.                            51,500           3,269
     Ajinomoto Co., Inc.                       331,000           3,521
     Alps Electric Co., Ltd.                    94,000           1,729
     Amada Co., Ltd.                           138,000             669
     Amano Corp.                                49,000             464
-    Aoki Corp.                                216,000             103
     Aoyama Trading Co., Ltd.                   38,200           1,070
     Arabian Oil Co., Ltd.                      30,400             391
     Asahi Bank Ltd.                           651,000           2,389
     Asahi Breweries Ltd.                      244,000           3,602
     Asahi Chemical Industry
          Co., Ltd.                            740,000           3,536
     Asahi Glass Co., Ltd.                     586,000           3,642
     Ashikaga Bank Ltd.                        345,000             618
     Autobacs Seven Co., Ltd.                   19,500             657

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                SHARES           (000)
----------------------------------------------------------------------
     The Bank of Tokyo-
          Mitsubishi Ltd.                    2,352,000      $   24,396
     Bank of Yokohama Ltd.                     566,000           1,360
     Bridgestone Corp.                         417,000           9,483
     Brother Industries Ltd.                   143,000             446
     CSK Corp.                                  31,500             726
     Canon, Inc.                               433,000           9,271
     Casio Computer Co.                        145,000           1,072
     Chiba Bank Ltd.                           405,000           1,612
-    Chiyoda Corp.                              66,000             126
     Chugai Pharmaceutical
          Co., Ltd.                            119,000           1,192
     Citizen Watch Co., Ltd.                   164,000             989
     Cosmo Oil Co., Ltd.                       306,000             464
     Dai-Nippon Ink & Chemicals, Inc.          417,000           1,142
     Dai-Nippon Printing Co., Ltd.             384,000           6,135
     Dai-Nippon Screen
          Manufacturing Co., Ltd.               82,000             205
     Daicel Chemical Industries Ltd.           166,000             494
     Daido Steel Co., Ltd.                     242,000             320
     Daiei, Inc.                               376,000           1,023
     Daifuku Co., Ltd.                          62,000             332
     Daiichi Pharmaceutical Co., Ltd.          143,000           2,420
     Daikin Industries Ltd.                    129,000           1,281
-    Daikyo, Inc.                              117,000             141
     Daimaru, Inc.                             102,000             307
     Daito Trust Construction
          Co., Ltd.                             73,800             641
     Daiwa House Industry Co., Ltd.            268,000           2,858
     Daiwa Kosho Lease Co., Ltd.               110,000             453
     Daiwa Securities Co., Ltd.                869,000           2,974
     Denki Kagaku Kogyo K.K.                   271,000             442
     Denso Corp.                               453,000           8,394
     East Japan Railway Co.                      2,043          11,429
     Ebara Corp.                               129,000           1,113
     Eisai Co., Ltd.                           152,000           2,965
     Ezaki Glico Co.                            81,000             465
     Fanuc Co., Ltd.                           121,000           4,151
     Fuji Bank Ltd.                             26,000              96
     Fuji International Finance
          Trust 0.25% Cvt. Pfd.          1,956,000,000           5,723
     Fuji Photo Film Co., Ltd.                 260,000           9,681
     Fujikura Ltd.                             196,000           1,053
     Fujita Corp.                              273,000             152
     Fujita Kanko, Inc.                         58,000             516
     Fujitsu Ltd.                              938,000          12,515
     Furukawa Electric Co.                     346,000           1,181
     Gunma Bank Ltd.                           278,000           2,211
     Gunze Ltd.                                134,000             323
     Hankyu Corp.                              445,000           1,957
     Hankyu Department
          Stores, Inc.                          72,000             473
-    Haseko Corp.                              198,000             100
-    Hazama Corp.                              147,000              96
     Higo Bank Ltd.                            146,000             669
     Hirose Electric Co., Ltd.                  20,200           1,417
     Hitachi Ltd.                            1,676,000          10,401
     Hitachi Zosen Corp.                       465,000             643
     Hokuriku Bank Ltd.                        382,000             687
     Honda Motor Co., Ltd.                     491,000          16,150
     House Foods Industry Corp.                 59,000             999
     Hoya Corp.                                 60,000           2,926
     INAX Corp.                                113,000             731
     Industrial Bank of Japan Ltd.           1,289,000           5,954
     Isetan Co.                                115,000           1,236
-    Ishihara Sangyo Kaisha Ltd.               174,000             285
     Ito-Yokado Co., Ltd.                      209,000          14,638
     Itochu Corp.                              719,000           1,390
     Itoham Foods, Inc.                        126,000             537
     Iwatani International Corp.               135,000             275
     JGC Corp.                                 105,000             247
-    Japan Air Lines Co., Ltd.                 896,000           2,367
     Japan Energy Corp.                        508,000             482
-    Japan Metals & Chemicals Co.               65,000             107
-    Japan Steel Works Ltd.                    198,000             246
     Joyo Bank Ltd.                            454,000           1,779
     Jusco Co., Ltd.                           166,000           3,363
     Kajima Corp.                              487,000           1,274
     Kaken Pharmaceutical Co.                   32,000             114
     Kamigumi Co., Ltd.                        110,000             535
     Kandenko Co., Ltd.                        108,000             731
-    Kanebo Ltd.                               184,000             183
     Kaneka Corp.                              186,000           1,397
     Kansai Electric Power Co., Inc.           505,500          11,091
     Kansai Paint Co., Ltd.                    157,000             457
     Kao Corp.                                 313,000           7,076
     Katokichi Co., Ltd.                        27,000             414
     Kawasaki Heavy Industries Ltd.            674,000           1,583
     Kawasaki Kisen Kaisha Ltd.                302,000             407
     Kawasaki Steel Corp.                    1,643,000           2,462
     Keihin Electric Express
          Railway Co., Ltd.                    275,000             866
     Kikkoman Corp.                            105,000             668
     Kinden Corp.                              141,000           2,148
     Kinki Nippon Railway Co.                  876,000           4,699
     Kirin Brewery Co., Ltd.                   532,000           6,792
     Kissei Pharmaceutical Co.                  28,000             495
     Kokuyo Co., Ltd.                           67,000             903
     Komatsu Ltd.                              499,000           2,623
     Komori Corp.                               36,000             760
     Konami Co., Ltd.                           18,400             533
     Konica Corp.                              128,000             584
     Koyo Seiko Co., Ltd.                       91,000             505
     Kubota Corp.                              681,000           2,035
-    Kumagai Gumi Co., Ltd.                    342,000             264
     Kurabo Industries Ltd.                     77,000              79
     Kuraray Co., Ltd.                         184,000           2,034
     Kureha Chemical Industry Co.              121,000             316
     Kurita Water Industries Ltd.               63,000             926
     Kyocera Corp.                              96,500           5,107
     Kyowa Hakko Kogyo Co.                     209,000           1,034
     Kyudenko Corp.                             38,000             257
     Lion Corp.                                155,000             647
     Maeda Road Construction
          Co., Ltd.                             51,000             343
     Makino Milling Machine Co.                 52,000             298
     Makita Corp.                               76,000             848
     Marubeni Corp.                            753,000           1,295
     Maruha Corp.                               14,000              15
     Marui Co., Ltd.                           185,000           3,567
     Matsushita Electric
          Industrial Co., Ltd.               1,060,000          18,785
     Meiji Milk Products Co., Ltd.              79,000             238
     Meiji Seika Kaisha Ltd.                   203,000             810

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
PACIFIC STOCK INDEX FUND                        SHARES           (000)
----------------------------------------------------------------------
     Minebea Co., Ltd.                         204,000       $   2,340
     Misawa Homes Co., Ltd.                     64,000             199
     Mitsubishi Chemical Corp.               1,056,000           2,228
     Mitsubishi Corp.                          791,000           4,558
-    Mitsubishi Electric Corp.               1,093,000           3,440
     Mitsubishi Estate Co., Ltd.               681,000           6,116
     Mitsubishi Gas Chemical Co.               254,000             705
     Mitsubishi Heavy
          Industries Ltd.                    1,696,000           6,616
     Mitsubishi Logistics Corp.                 90,000           1,053
     Mitsubishi Materials Corp.                574,000             967
-    Mitsubishi Oil Co., Ltd.                  224,000             395
     Mitsubishi Paper Mills Ltd.               177,000             362
     Mitsubishi Rayon Co., Ltd.                324,000             888
     Mitsubishi Trust &
          Banking Corp.                        658,000           4,241
     Mitsui & Co., Ltd.                        804,000           4,498
-    Mitsui Engineering &
          Shipbuilding Co., Ltd.               438,000             435
     Mitsui Fudosan Co., Ltd.                  435,000           3,297
     Mitsui Marine & Fire
          Insurance Co.                        409,000           2,157
     Mitsui Mining & Smelting
          Co., Ltd.                            257,000           1,269
     Mitsui Osk Lines Ltd.                     542,000             875
     Mitsui Soko Co., Ltd.                      92,000             312
     Mitsui Trust & Banking Co.                 55,000              63
     Mitsukoshi Ltd.                           257,000             684
     Mori Seiki Co.                             49,000             556
     Murata Manufacturing
          Co., Ltd.                            122,000           5,073
     Mycal Corp.                               164,000             980
     NEC Corp.                                 804,000           7,413
     NGK Insulators Ltd.                       186,000           2,403
     NGK Spark Plug Co.                        114,000           1,163
     NKK Corp.                               1,701,000           1,161
     NOF Corp.                                  60,000             120
     NSK Ltd.                                  295,000           1,104
     NTN Corp.                                 209,000             674
     Nagase & Co., Ltd.                         42,000             144
     Nagoya Railroad Co., Ltd.                 426,000           1,548
     Namco Ltd.                                 26,800             539
     Nankai Electric Railway Co.               267,000           1,347
     Nichido Fire & Marine
          Insurance Co., Ltd.                  232,000           1,142
     Nichirei Corp.                             92,000             219
-    Niigata Engineering Co., Ltd.             246,000             198
     Nikon Corp.                               187,000           1,824
     Nippon Beet Sugar
          Manufacturing Co.                     19,000              30
     Nippon Comsys Corp.                        69,000             941
     Nippon Express Co., Ltd.                  546,000           3,079
     Nippon Fire & Marine
          Insurance Co., Ltd.                  296,000           1,092
     Nippon Light Metal Co.                    308,000             322
     Nippon Meat Packers, Inc.                 118,000           1,904
     Nippon Oil Co., Ltd.                      608,000           2,124
     Nippon Paper Industries Co.               446,000           2,032
     Nippon Sharyo Ltd.                         84,000             273
     Nippon Sheet Glass Co., Ltd.              220,000             620
     Nippon Shinpan Co.                        281,000             553
     Nippon Shokubai K.K.                      102,000             550
     Nippon Steel Corp.                      3,483,000           6,330
-    Nippon Suisan Kaisha Ltd.                 111,000             128
     Nippon Telegraph and
          Telephone Corp.                        6,511          50,335
     Nippon Yusen Kabushiki
          Kaisha Co.                           589,000           1,864
     Nishimatsu Construction Co.               142,000             831
     Nissan Motor Co., Ltd.                  1,253,000           3,844
     Nisshinbo Industries, Inc.                109,000             381
     Nissin Food Products Co., Ltd.             69,000           1,740
     Nitto Denko Corp.                          21,000             350
     Nomura Securities Co., Ltd.             1,155,000          10,086
     Noritake Co., Ltd.                         58,000             300
     OJI Paper Co., Ltd.                       525,000           2,732
     Odakyu Electric Railway Co.               369,000           1,292
     Ohbayashi Corp.                           376,000           1,807
     Okamoto Industries, Inc.                   92,000             207
     Okuma Corp.                                67,000             349
     Okumura Corp.                             136,000             604
     Olympus Optical Co., Ltd.                 136,000           1,566
     Omron Corp.                               129,000           1,770
     Onward Kashiyama Co., Ltd.                 90,000           1,211
     Osaka Gas Co., Ltd.                     1,299,000           4,480
     Oyo Corp.                                  11,000             178
     Penta-Ocean Construction Co.              190,000             381
     Pioneer Electronic Corp.                   89,000           1,495
-    Q.P. Corp.                                 87,000             717
-    Renown, Inc.                              115,000              71
     Rohm Co., Ltd.                             61,000           5,565
     SMC Corp.                                  34,000           2,719
     Sakura Bank Ltd.                        1,889,681           4,339
     Sanden Corp.                               65,000             493
-    Sankyo Aluminum Industry Co.               22,000              19
     Sankyo Co., Ltd.                          231,000           5,058
-    Sanrio Co., Ltd.                           40,000             517
     Sanwa Shutter Corp.                       129,000             565
     Sanyo Electric Co., Ltd.                  979,000           3,038
     Sapparo Breweries Ltd.                    186,000             808
     Sato Kogyo Co.                            127,000              97
     Secom Co., Ltd.                            59,000           4,896
     Sega Enterprises Ltd.                      49,900           1,108
     Seino Transportation Co., Ltd.             70,000             401
     Seiyu Ltd.                                103,000             303
     Sekisui Chemical Co.                      281,000           1,893
     Sekisui House Ltd.                        365,000           3,867
     77 Bank Ltd.                              201,000           2,014
     Sharp Corp.                               569,000           5,140
     Shimachu Co.                               22,000             439
     Shimano, Inc.                              70,000           1,809
     Shimizu Corp.                             407,000           1,368
     Shin-Etsu Chemical Co., Ltd.              200,000           4,823
     Shionogi & Co., Ltd.                      164,000           1,202
     Shiseido Co., Ltd.                        216,000           2,780
     Shizuoka Bank Ltd.                        419,000           5,182
     Showa Denko K.K.                          562,000             493
     Skylark Co., Ltd.                          49,000             730
     Snow Brand Milk Products Co.              178,000             814
     Sony Corp.                                207,000          15,103
     Sumitomo Bank Ltd.                      1,580,000          16,249
     Sumitomo Chemical Co.                     830,000           3,238
     Sumitomo Corp.                            538,000           2,623
     Sumitomo Electric Industries Ltd.         367,000           4,135

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                SHARES           (000)
----------------------------------------------------------------------
     Sumitomo Forestry Co.                      94,000         $   675
     Sumitomo Heavy Industries Ltd.            273,000             571
     Sumitomo Marine & Fire
          Insurance Co.                        345,000           2,190
     Sumitomo Metal Industries Ltd.          1,749,000           2,000
     Sumitomo Metal Mining Co.                 299,000             973
     Sumitomo Osaka
          Cement Co., Ltd.                     234,000             438
     Taiheiyo Cement Corp                      439,000           1,101
     Taisei Corp.                              496,000             954
     Taisho Pharmaceutical Co.                 175,000           4,825
     Taiyo Yuden Co., Ltd.                      58,000             688
     Takara Shuzo Co.                          114,000             680
     Takara Standard Co.                        75,000             632
     Takashimaya Co.                           154,000           1,298
     Takeda Chemical Industries Ltd.           449,000          17,316
     Takuma Co., Ltd.                           42,000             269
     Teijin Ltd.                               476,000           1,755
     Teikoku Oil Co., Ltd.                     134,000             398
     Toa Corp.                                 102,000             188
     Tobu Railway Co., Ltd.                    451,000           1,319
     Toei Co.                                   77,000             228
     Toho Co., Ltd.                              9,300           1,276
     Tohoku Electric Power Co.                 257,000           4,557
     Tokai Bank Ltd.                         1,024,000           4,848
     Tokio Marine & Fire
          Insurance Co.                        787,000           9,419
     Tokyo Broadcasting
          System, Inc.                          93,000           1,041
     Tokyo Dome Corp.                           79,000             422
     Tokyo Electric Power Co.                  689,500          17,055
     Tokyo Electron Ltd.                        88,630           3,371
     Tokyo Gas Co., Ltd.                     1,419,000           3,736
     Tokyo Steel Manufacturing Co.              74,000             371
     Tokyo Style Co.                            48,000             487
     Tokyo Tatemono Co., Ltd.                  158,000             270
     Tokyotokeiba Co.                          142,000             208
     Tokyu Corp.                               562,000           1,480
     Toppan Printing Co., Ltd.                 353,000           4,319
     Toray Industries, Inc.                    716,000           3,745
     Tosoh Corp.                               320,000             460
     Tostem Corp.                              112,000           2,224
     Toto Ltd.                                 196,000           1,576
     Toyo Engineering Corp.                     62,000              66
     Toyo Exterior Co.                          14,000             137
     Toyo Seikan Kaisha Ltd.                   112,000           1,904
     Toyobo Ltd.                               388,000             502
     Toyoda Automatic Loom
          Works Ltd.                           147,000           2,605
     Toyota Motor Corp.                      1,913,000          52,066
     Trans Cosmos, Inc.                         11,900             335
     Tsubakimoto Chain Co.                     111,000             237
     Ube Industries Ltd.                       396,000             600
     Uni-Charm Corp.                            38,000           1,786
     Uniden Corp.                               16,000             135
-    Unitika Ltd.                              233,000             161
     Uny Co., Ltd.                              97,000           1,776
     Wacoal Corp.                               81,000           1,043
     Yamaguchi Bank Ltd.                        97,000             917
     Yamaha Corp.                              105,000           1,089
     Yamanouchi Pharmaceuticals
          Co., Ltd.                            172,000           5,551
     Yamato Transport Co., Ltd.                214,000           2,998
     Yamazaki Baking Co., Ltd.                 116,000           1,515
-    The Yasuda Trust and
          Banking Co., Ltd.                    799,000             616
     Yokogawa Electric Corp.                   122,000             606
                                                            ----------
                                                               783,934
                                                            ----------
MALAYSIA**
-    Amsteel Corp., Bhd.                     1,225,800             146
-    Aokam Perdana Bhd.                        337,000               0
-    Promet Bhd.                               765,000               0
                                                            ----------
                                                                   146
                                                            ----------
NEW ZEALAND (0.8%)
     Brierley Investments Ltd.               1,874,500             426
     Carter Holt Harvey Ltd.                 1,206,559           1,084
     Fisher & Paykel Industries Ltd.           134,905             488
     Fletcher Challenge Ltd.
          Building                             188,781             292
     Fletcher Challenge Ltd. Energy            177,722             338
     Fletcher Challenge Ltd. Forest            465,367             155
     Fletcher Challenge Ltd. Paper             313,335             210
     Lion Nathan Ltd.                          316,700             808
     Telecom Corp. of
          New Zealand Ltd.                     988,383           4,308
                                                            ----------
                                                                 8,109
                                                            ----------
SINGAPORE (2.9%)
     City Developments Ltd.                    581,000           2,518
     Comfort Group Ltd.                        212,000              76
-    Creative Technology Ltd.                   48,750             688
     Cycle & Carriage Ltd.                     152,000             521
     Development Bank of
          Singapore Ltd. (Foreign)             312,712           2,824
     First Capital Corp., Ltd.                 108,000              72
     Fraser & Neave Ltd.                       183,000             535
     Hotel Properties Ltd.                     112,000              48
     Inchcape Bhd.                             172,000             199
     Keppel Corp., Ltd.                        390,750           1,047
     Natsteel Ltd.                             192,000             211
-    Neptune Orient Lines Ltd.                 136,000              44
     Oversea-Chinese Banking
          Corp., Ltd. (Foreign)                532,527           3,615
     Overseas Union Enterprise Ltd.             86,000             171
     Parkway Holdings Ltd.                     210,000             374
     Robinson & Co., Ltd.                       11,000              25
-    Sembcorp Industries Ltd.                1,049,203           1,195
     Singapore Airlines Ltd.
          (Foreign)                            557,000           4,085
     Singapore Press Holdings Ltd.             182,855           1,995
     Singapore Technologies
          Engineering Ltd.                   1,388,000           1,295
     Singapore
          Telecommunications Ltd.            3,126,000           4,774
     United Industrial Corp., Ltd.           1,093,000             437
     United Overseas Bank Ltd.
          (Foreign)                            417,350           2,681
     Venture Manufacturing
     (Singapore) Ltd.                          121,000             462
                                                            ----------
                                                                29,892
                                                            ----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $1,155,621)                                       1,002,360
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
PACIFIC STOCK INDEX FUND                        SHARES           (000)
----------------------------------------------------------------------
----------------------------------------------------------------------
CONVERTIBLE BONDS (0.1%)
----------------------------------------------------------------------
 MTI Capital Cvt .
     0.50%, 10/1/2007                    JPY   182,000       $     629
 Nitto Denko Cvt.
     3.90%, 3/30/2001                    JPY    67,000             861
----------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
     (COST $1,329)                                               1,490
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (18.0%)(1)
----------------------------------------------------------------------
TIME DEPOSITS**
Hong Kong Malaysia Berhad
     5.20%, 1/21/1999                    MYR    27,441           5,777
     5.50%, 1/21/1999                    MYR     5,000           1,053
U.S. TREASURY BILL
 (2)      3.887%-4.538%, 1/21/1999          $    3,000           2,994
REPURCHASE AGREEMENTS
 Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                            28,095          28,095
     4.77%, 1/4/1999--Note G                   148,120         148,120
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $186,039)                                           186,039
----------------------------------------------------------------------
TOTAL INVESTMENTS (115.2%)
     (COST $1,342,989)                                       1,189,889
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-15.2%)
----------------------------------------------------------------------
 Other Assets--Note B                                            5,295
Security Lending Collateral Payable
     to Brokers--Note G                                       (148,120)
 Other Liabilities                                             (14,232)
                                                              (157,057)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 131,801,716 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                              $1,032,832
======================================================================

NET ASSET VALUE PER SHARE                                        $7.84
======================================================================

   *See Note A in Notes to Financial Statements.

 **See Note A.2. in Notes to Financial Statements.

   -Non-Income-Producing Security.

 (1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.4% and 15.7%, respectively, of net assets. See Note E in Notes to Financial Statements.

 (2)Security segregated as initial margin for open futures contracts.

 JPY--Japanese Yen.

 MYR--Malaysian Ringgit.

--------------------------------------------------------------------------
                                                 AMOUNT                PER
                                                  (000)              SHARE
--------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
Paid in Capital                             $1,304,762               $9.90
Overdistributed Net
  Investment Income--Note F                       (239)                 --
Accumulated Net
  Realized Losses--Note F                     (118,205)               (.90)
Unrealized Appreciation
(Depreciation)--Note E
Investment Securities                         (153,100)              (1.16)
Futures Contracts                               (1,446)               (.01)
Foreign Currencies and
          Forward Currency Contracts             1,060                 .01
--------------------------------------------------------------------------
NET ASSETS                                  $1,032,832               $7.84
==========================================================================

----------------------------------------------------------------------
                                                                MARKET
EMERGING MARKETS                                                VALUE*
STOCK INDEX FUND                                SHARES           (000)
----------------------------------------------------------------------
----------------------------------------------------------------------
COMMON STOCKS (93.5%)
----------------------------------------------------------------------
ARGENTINA (5.3%)
     Acindar Industria Argentina
          de Aceros SA                         254,800        $    305
-    Alpargatas S.A.I.C.                       354,200              45
     Astra Cia Argentina de
          Petroleum SA                         608,010             718
     Bagley SA Class B                          91,008             158
     Banco Frances Del Rio de la
          Plata SA                             185,168           1,316
     Banco Galicia y Buenos Aires
          SA de CV                             440,085           1,938
     Central Puerto SA                         154,783             361
-    Ciadea SA                                 221,849             280
     Corp Cementera Argentina SA                45,100             255
     Cresud SA                                 139,825             168
-    Indupa SA                                 296,438             193
     Irsa Inversiones y
          Representaciones SA                  203,460             558
     Ledesma SA                                271,743             171
     Molinos Rio de la Plata SA                127,200             299
     Nobleza Piccardo SA                        50,724             173
     Perez Companc SA                          871,150           3,688
-    Polledo SA                                 67,900              78
     Siderca SA Class A                        976,608           1,114
     Sociedad Comercial de
          Plata SA                             369,433             261
     Telefonica Argentina SA
          Class B                            2,498,100           7,126
     Transportadora de Gas
          Sur SA                               612,500           1,214
     YPF SA Class D                            364,624          10,201
                                                              --------
                                                                30,620
                                                              --------
BRAZIL (13.7%)
     Aracruz Celulose SA Pfd.
          B Shares                           1,132,671             844
-    Banco Bamerindus do
          Brasil SA                             52,300               0
     Banco Bradesco SA                     531,029,308           2,778
     Banco Bradesco SA Pfd.                548,849,107           3,044
-    Banco Bradesco SA Pfd.
          Rights Exp. 2/10/1999             22,749,323              13
-    Banco Bradesco SA
          Rights Exp. 2/10/1999             22,010,708               6
     Banco Itau SA Pfd.                     13,565,242           6,624
     Banco do Estado de
          Sao Paulo SA Pfd.                 40,897,800           1,693
     Bardella SA Industrias
          Mecanicas Pfd.                         4,774             190
     Bombril SA Pfd.                        19,968,031              65
     Brasmotor SA Pfd.                       2,624,000             261
     Caemi Mineracao e
          Metalurgia SA Pfd.                 1,920,501              39
     Centrais Electricas
          Brasileiras SA                   488,407,340           8,408
     Centrais Electricas
          Brasileiras SA Pfd. B Shares      93,539,580           1,796
-    Centrais Geradoras do
          Sul do Brasil SA                 532,835,377             697
-    Centrais Geradoras do
          Sul do Brasil SA Pfd.            144,644,711             180
-    Ceval SA Pfd.                          59,370,000             172
     Cia Vale Do Rio Pfd. A                    409,092           5,248
     Companhia Brasileira de
          Petroleo Ipiranga Pfd.            60,420,000             335
     Companhia Cervejaria
          Brahma                             2,835,265           1,244
     Companhia Cervejaria
          Brahma Pfd.                        4,779,150           2,089
     Companhia Cimento Portland
          Itau Pfd.                          3,150,800             359
     Companhia Energetica de
          Minas Gerais Pfd.                164,384,329           3,129
     Companhia Paulista de
          Forca e Luz                       19,545,400           1,407
     Companhia Siderurgica
          Belgo-Mineira                      2,724,549             176
     Companhia Siderurgica
          Belgo-Mineira Pfd.                 2,035,000              62
     Companhia Siderurgica
          Nacional                          80,732,500           1,804
     Companhia Vidreas
          Santa Marina                         201,768             352
     Companhia de Tecidos
          Norte de Minas Pfd.                2,134,289             230
     Confeccoes Guararapes SA                   30,591              63
     Copene-Petroquimica SA Pfd.
          A Shares                           1,730,194             198
     Duratex SA Pfd.                        10,698,367             292
-    Embratel Participacoes SA             121,211,560           1,053
-    Embratel Participacoes
          SA Pfd.                          213,881,150           2,921
     Fertilizantes Fosfatados
          SA Pfd.                          139,730,000             359
     Industrias Klabin de Papel e
          Celulose SA Pfd.                     969,025             184
-    Iochpe-Maxion SA Pfd.                   8,889,738              74
     Lojas Americanas SA                    24,182,000             121
     Lojas Americanas SA Pfd.               48,304,033             234
     Lojas Renner SA Pfd.                    5,033,282             104
-    Mannesmann SA                              53,181               3
     Marcopolo SA Pfd.                          43,900              40
     Metal Leve SA Industria e
          Comercio Pfd.                      5,773,000              30
     Metalurgica Gerdau SA Pfd.              7,675,400             127
-    Paranapanema SA Pfd.                   31,162,000              85
     Perdigao Agroindustrial SA            240,428,000             295
     Petroleo Brasileiro SA Pfd.            57,493,990           6,519
     Pirelli Cabos SA Pfd.                     120,000             328
     Pirelli Pneus SA Pfd.                     140,400             245
-    Renner Participacoes SA-Pfd.            5,033,282               4
     San Paulo Alpargatas SA Pfd.              955,533              42
-    Santista Alimentos SA                     226,346             164
     Serrana SA-Common                          10,661               4
     Serrana SA-Preferred                       12,712               5
     Souza Cruz SA                             317,600           2,050
-    Tele Centro Sul
          Participacoes SA                 121,211,560             803
-    Tele Centro Sul
          Participacoes SA Pfd.            213,881,150           1,857
-    Tele Norte Leste
          Participacoes SA                 121,211,560             993

----------------------------------------------------------------------
                                                                MARKET
EMERGING MARKETS                                                VALUE*
STOCK INDEX FUND                                SHARES           (000)
----------------------------------------------------------------------
-    Tele Norte Leste
          Participacoes SA Pfd.            213,881,150       $   2,673
-    Tele Sudeste Celular
          Participacoes SA                 121,211,560             341
-    Tele Sudeste Celular
          Participacoes SA Pfd.            213,881,150             903
-    Telesp Celular
          Participacoes SA                 121,211,560             522
-    Telesp Celular
          Participacoes SA Pfd.            213,881,150           1,576
-    Telesp Participacoes SA               121,211,560           1,555
-    Telesp Participacoes SA Pfd.          219,337,550           4,992
     Unibanco-Uniao de
          Bancos Brasileiros SA Pfd.        99,468,900           2,017
     Unipar-Uniao de Industrias
          Petroquimicas SA Pfd.
          B Shares                             323,645              67
     Usiminas-Usinas Siderurgicas
          de Minas Gerais SA Pfd.              235,069             519
     Varig-Viacao Aerea Rio-
          Grandense SA Pfd.                     76,000              47
     Votorantim Celulose e Papel
          SA Pfd.                           41,540,831             447
     Weg SA Pfd.                               550,508             273
     White Martins SA                        1,048,365             503
                                                              --------
                                                                78,877
                                                              --------
CZECH REPUBLIC (1.3%)
-    Ceska Sporitelna a.s.                      78,880             303
     The Czech Power Co. a.s.                   58,800           1,322
     Deza Valasske Mezirici a.s.                 3,138              56
     Inzenyrske a Prumyslove
          Stavby (IPS) a.s.                     22,030              68
-    Komercni Banka a.s.                        19,120             230
-    Nova Hut a.s.                              12,132              56
-    Pivovar Radegast a.s.                         807              41
-    Podnik Vypocetni Techniky a.s.                692              75
-    SPT Telecom a.s.                          274,000           4,186
     Severoceske Doly a.s.                       8,280             207
-    Skoda Plzen a.s.                           35,490             207
-    Synthesia a.s.                             14,820              42
     Tabak a.s.                                  2,675             747
-    Vertex a.s.                                 1,304             134
-    Vodni Stavby Praha a.s.                     5,355              25
                                                              --------
                                                                 7,699
                                                              --------
GREECE (7.6%)
     Aegek SA                                   31,770             185
     Aktor SA                                    9,170              93
     Alpha Credit Bank SA                       42,851           4,471
     Alte SA                                     9,090             104
     Aluminum of Greece SA                       6,970             406
     Aluminum of Greece SA Pfd.                  2,250             125
-    Aspis Pronoia SA                           25,100             355
     Athens Medical Center SA                   20,250             397
     Atti-Kat SA                                21,010             149
     Attica Enterprises SA                      94,680             849
     Commercial Bank of Greece SA               28,360           2,789
     Delta Dairy SA                              3,400              39
     Delta Dairy SA Pfd.                         8,370             119
     El. D. Mouzakis SA                          9,360              27
     Elais SA                                   17,540             370
     Epilectos SA                               37,230             102
     Ergo Bank SA                               24,568           2,842
     Fourlis Brothers SA                        21,168             311
     Hellas Can Packaging SA                     7,200             156
     Hellenic Bottling Co. SA
          (Bearer)                             148,000           4,569
     Hellenic Sugar Industry SA                 33,584             296
     Hellenic Technodomiki SA                   15,080             114
     Hellenic Telecommunication
          Organization SA                      427,311          11,368
     Heracles General Cement SA                 30,100             817
     Inform P. Lykos SA                         14,200             299
     Intracom SA                                36,906           1,680
     Intracom SA Pfd.                            7,332             301
     Klonatex ICST & TSA SA                     10,100              73
     Klonatex ICST & TSA SA Pfd.                15,600              94
     Michaniki SA                               34,800             199
     National Bank of Greece SA                 35,572           8,003
     Papastratos Cigarettes SA                  27,328             413
-    Parnassos Enterprises ABE SA              120,800             189
-    Petzetakis SA                              11,900              83
     Titan Cement Co. SA                        20,900           1,605
                                                              --------
                                                                43,992
                                                              --------
HONG KONG (14.8%)
     Bank of East Asia Ltd.                  1,184,381           2,064
     CLP Holdings Limited                    1,351,500           6,734
     Cathay Pacific Airways Ltd.             1,809,000           1,798
     Cheung Kong Holdings Ltd.               1,114,000           8,017
     Dickson Concepts
          International Ltd.                   232,500             180
     Elec & Eltek International
          Holdings Ltd.                        850,000             162
     Hang Lung Development
          Co., Ltd.                          1,048,000           1,123
     Hang Seng Bank Ltd.                     1,071,800           9,581
     Hong Kong & China Gas
          Co., Ltd.                          2,560,543           3,256
     Hong Kong Aircraft &
          Engineering Co., Ltd.                150,800             206
     Hong Kong
          Telecommunications Ltd.            6,729,158          11,770
     Hong Kong and Shanghai
          Hotels Ltd.                          864,500             614
-    Hopewell Holdings-New                     762,400             416
     Hutchison Whampoa Ltd.                  2,330,000          16,467
     Hysan Development Co., Ltd.               730,000           1,088
     Johnson Electric Holdings Ltd.            609,500           1,566
     Kumagai Gumi Hong Kong Ltd.               414,000             176
     Miramar Hotel &
          Investment Ltd.                      383,000             393
     New World Development
          Co., Ltd.                            661,963           1,666
     Oriental Press Group Ltd.               1,038,000             100
-    Peregrine Investment
          Holdings Ltd.                        459,000               0
     Regal Hotels International
          Holdings Ltd.                      3,080,000             334
     Shangri-La Asia Ltd.                    1,306,000           1,113
     South China Morning Post Ltd.           1,578,000             810
     Sun Hung Kai Properties Ltd.            1,108,000           8,081
     Swire Pacific Ltd. A Shares               959,000           4,295
     Television Broadcasts Ltd.                356,000             919

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
----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                SHARES           (000)
----------------------------------------------------------------------
     Varitronix International Ltd.              86,000       $     161
     Wharf Holdings Ltd.                       971,000           1,416
     Wing Lung Bank Ltd.                       194,208             674
                                                              --------
                                                                85,180
                                                              --------
HUNGARY (1.6%)
-    Danubius Hotel and Spa Rt.                  7,840             164
     Fotex Rt.                                 145,830              77
     Graboplast Rt.                              6,490              50
     MOL Magyar Olaj-es
          Gazipari Rt.                          95,362           2,616
     Magyar Tavkozlesi Rt                      697,893           3,990
     OTB Bank Rt.                               26,572           1,332
     Pannonplast Rt.                             4,590             130
     Pick Szeged Rt.                             3,100             132
     Richter Gedeon Rt.                         19,260             821
     Zalakeramia Rt.                             5,730              69
                                                              --------
                                                                 9,381
                                                              --------
INDONESIA (2.1%)
-    PT Apac Centertex Corp.                 1,065,500              27
-    PT Argha Karya Prima Industry              32,000               1
-    PT Asahimas Flat Glass                    292,000              19
-    PT Astra International                  1,842,000             232
     PT Bank Bali (Foreign)                    422,873              20
-    PT Bank Dagang Nasional
          Indonesia (Foreign)                2,906,374               0
-    PT Bank Internasional
          Indonesia (Foreign)                3,458,715              98
-    PT Bank Negra Indonesia
          (Foreign)                          4,253,000             161
-    PT Barito Pacific Timber                2,710,500             119
     PT Bimantara Citra                      3,290,500             217
-    PT Budi Acid Jaya                         646,875             138
-    PT Charoen Pokphand
          Indonesia Tbk                        100,500               2
-    PT Ciputra Development                    367,000               6
     PT Citra Marga Nusaphala
          Persada                            3,425,500             119
-    PT Darya Varia Laboratoria              1,218,000              42
     PT Daya Guna Samudera                     200,200             130
     PT Dharmala Intiland                    2,154,200              27
-    PT Duta Anggada Realty                  1,392,664              22
-    PT Fisk Aragung Perkasa                   945,100              27
-    PT Gadjah Tunggal                       3,682,000             104
-    PT Great River International            1,657,000              57
     PT Gudang Garam                           769,500           1,128
-    PT Hero Supermarket                       422,500              53
-    PT Indah Kiat Pulp &
          Paper Corp.                        4,628,622           1,266
-    PT Indofood Sukses Makmur               1,876,500             956
-    PT Indorama Synthetics                    398,000              71
-    PT Jakarta International
          Hotel & Development                1,406,500              40
-    PT Japfa Comfeed Indonesia                605,500               8
-    PT Kabel Indonesia                        791,500              10
-    PT Kalbe Farma                            501,500              25
-    PT Lippo Bank (Foreign)                22,160,250           1,115
     PT London Sumatra
          Indonesia                            499,100              82
-    PT Matahari Putra Prima                 3,178,000              80
     PT Mayora Indah                           785,940              42
-    PT Medco Energi Corp.                     810,000             150
-    PT Modern Photo Film Co.                  175,000              11
     PT Mulia Industrindo                    1,867,520              88
-    PT Pakuwon Jati                         1,286,500              12
     PT Pan Indonesia Bank
          (PANIN Bank) (Foreign)               500,000              25
-    PT Polysindo Eka Perkasa                4,244,000             400
-    PT Putra Surya Perkasa                    976,000               9
-    PT Semen Cibinong TbK                   1,219,000              46
     PT Semen Gresik TbK                       630,000             658
-    PT Sierad Produca                         322,500               3
-    PT Sinar Mas Argo                         405,000              87
     PT Telekomunikasi Indonesia            10,707,000           3,636
     PT Timah TbK                              611,500             413
-    PT Trias Sentosa                        1,097,000              19
                                                              --------
                                                                12,001
                                                              --------
ISRAEL (3.8%)
-    Ackerstein Industries Ltd.                 49,710              57
-    Africa-Israel Investments
          (1985) Ltd.                              255             108
-    Africa-Israel Investments Ltd.              2,570             111
-    Agis Industries Ltd.                        5,250              28
 -   American Israeli Paper Mills Ltd.           3,562             131
-    Azorim Investment
          Development &
          Construction Ltd.                     26,137             207
     Bank Hapoalim Ltd.                      1,275,057           2,308
-    Bezeq Israeli
          Telecommunication Corp., Ltd.        760,803           2,376
     CLAL Insurance Enterprise
          Holdings Ltd.                         33,988             306
     Cvalim-The Electric Wire and
          Cable Co. of Israel Ltd.              51,535             141
-    Dead Sea Periclase Ltd.                    31,547              74
     Delek Israel Fuel Corp., Ltd.               8,294             224
     ECI Telecom Ltd.                           79,100           2,818
     Elco Holdings Ltd.                         34,292             173
-    Electrochemical Industries
          1952, Ltd.                            24,100              17
-    Elite Industries Ltd.-ILS 1 Par             7,300              43
-    Elite Industries Ltd.-ILS 5 Par             7,055             215
     First International Bank of
          Israel Ltd.-ILS 1 Par                236,400             244
     First International Bank of
          Israel Ltd.-ILS 5 Par                 64,220             318
     Gilat Satellite Networks                   10,509             579
-    I.I.S. Intelligent Information
          Systems Ltd.                          17,433               5
     IDB Holding Corp., Ltd.                    31,740             655
     Industrial Buildings Corp.                300,193             363
     Israel Chemicals Ltd.                   1,164,140           1,150
-    Israel Cold Storage & Supply
          Co. Ltd.                               8,300              36
-    The Israel Corp. Ltd.-ILS 1 Par             4,136             344
-    The Israel Corp. Ltd.-ILS 5 Par               314              11
     The Israel Land Development
          Co., Ltd.                             41,800             172
     Israel Petrochemical
          Enterprises Ltd.                      14,526              71
     Jerusalem Economic Corp., Ltd.             51,249             182





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
----------------------------------------------------------------------
                                                                MARKET
EMERGING MARKETS                                                VALUE*
STOCK INDEX FUND                                SHARES           (000)
----------------------------------------------------------------------
-    Kitan Consolidated Ltd.                    32,954        $     34
     Koor Industries Ltd.                       17,650           1,540
-    Makhteshim-Agan Industries Ltd.           270,953             586
     Maman Cargo Terminals &
          Handling Ltd.                         70,434              95
-    Mehadrin Ltd.                               3,280             108
-    Meir Ezra & Son Co.                        18,556              72
-    Mul-T-Lock Ltd.                            25,386              37
-    New Dimension Software Ltd.                20,900           1,006
-    Ormat Industries Ltd.                     133,074             140
     Osem Investment Ltd.                       85,620             351
-    Packer Plada Ltd.                           3,450              46
-    Polgat Ltd.                                18,506              62
     Property & Building Corp.                   4,351             327
-    Scitex Corp., Ltd.                         55,800             656
     Super Sol Ltd.                            218,055             541
-    Tempo Beer Industries Ltd.                 28,127             115
     Teva Pharmaceutical
          Industries Ltd.                       64,453           2,634
                                                              --------
                                                                21,817
                                                              --------
MALAYSIA (3.6%)**
     AMMB Holdings Bhd.                        287,750             271
-    Amsteel Corp., Bhd.                     1,411,600             168
-    Antah Holdings Bhd.                       193,000              32
-    Aokam Perdana Bhd.                        241,000               0
     Berjaya Group Bhd.                        454,000              77
     Berjaya Land Bhd.                         445,000             171
     Commerce Asset Holdings Bhd.              496,000             307
     Edaran Otomobil Nasional Bhd.             169,000             213
     Golden Hope Plantations Bhd.              741,000             640
     Guinness Anchor Bhd.                      120,000              97
     Highlands & Lowlands Bhd.                 253,000             133
     Hong Leong Industries Bhd.                228,200             115
     Hong Leong Properties Bhd.                799,000             133
     Hume Industries Malaysia Bhd.             184,000             128
     IGB Corp., Bhd.                           570,000             167
     IOI Corp., Bhd.                           554,000             254
     Jaya Tiasa Holdings Bhd.                   76,000              81
     Johan Holdings Bhd.                       305,000              46
     Kedah Cement Holdings Bhd.                448,000             213
     Kemayan Corp., Bhd.                       167,000              16
     Kuala Lumpur Kepong Bhd.                  543,000             743
-    Land & General Bhd.                       106,500              20
     Landmarks Bhd.                            481,000             102
-    Leader Universal Holdings
          Bhd.                                 439,000              97
-    MBF Capital Bhd.                          489,334              88
     Magnum Corp., Bhd.                        975,500             335
     Malayan Banking Bhd.                    1,610,034           2,610
     Malayan Cement Bhd.                       435,500             126
     Malayan United
          Industries Bhd.                      467,600              81
     Malayawata Steel Bhd.                     232,000              48
     Malaysia International
          Shipping Corp., Bhd. (Foreign)       704,000             741
     Malaysia Mining Corp., Bhd.               751,800             345
     Malaysian Airline System Bhd.             569,000             249
     Malaysian Mosaics Bhd.                    169,000              46
     Malaysian Oxygen Bhd.                     101,000             153
     Malaysian Pacific
          Industries Bhd.                       75,000              82
     Malaysian Resources
          Corp., Bhd.                          854,666             248
     Mulpha International Bhd.                 171,000              22
     Mycom Bhd.                                412,000              46
     Nestle Malaysia Bhd.                      223,000             714
     New Straits Times Press Bhd.              110,620              62
     Oriental Holdings Bhd.                    317,760             391
     Pan Malaysia Cement
          Works Bhd.                           607,000             144
     Perlis Plantations Bhd.                   346,250             284
     Perusahaan Otomobil
          Nasional Bhd.                        328,425             398
     Petaling Garden Bhd.                      269,000             163
     Pilecon Engineering Bhd.                  144,000              35
-    Promet Bhd.                               386,000               0
     Public Bank Bhd. (Foreign)              1,324,799             516
     RHB Capital Bhd.                        1,245,000             556
     RJ Reynolds Bhd.                          144,000             130
-    Rashid Hussain Bhd.                       249,000             142
     Resorts World Bhd.                        581,628             536
     Rothmans of Pall Mall
          Malaysia Bhd.                        171,000             806
     Shell Refining Co.
          Malaysia Bhd.                        330,000             278
     Sime Darby Bhd.                         1,059,000             972
-    Sungei Way Holdings Bhd.                  459,400             120
     TA Enterprise Bhd.                        661,000             171
     Tan Chong Motor
          Holdings Bhd.                        462,000             120
     Technology Resources
          Industries Bhd.                      362,000             151
     Telekom Malaysia Bhd.                   1,352,780           2,848
     Tenaga Nasional Bhd.                      580,100             953
-    Time Engineering Bhd.                     616,000             115
     UMW Holdings Malaysia Bhd.                178,000             150
-    United Engineers Malaysia Bhd.            599,000             349
     YTL Corp., Bhd.                            95,138              99
                                                              --------
                                                                20,647
                                                              --------
MEXICO (12.4%)
     Alfa SA de CV Series A                    587,992           1,613
     Apasco SA de CV                           303,634           1,078
     Cemex SA de CV (CPO)                      298,452             640
     Cemex SA de CV Series A                   593,684           1,299
     Cemex SA de CV Series B                   453,425           1,123
-    Cifra SA de CV Series C                   830,000           1,014
-    Cifra SA de CV Series V                 4,158,259           5,055
-    Consorcio G Grupo Dina SA                 925,000             347
     Controladora Comercial
          Mexicana SA de CV (Units)            637,000             445
-    Corporacion GEO, SA de CV                 139,000             387
     Cydsa SA Series A                         138,000             126
     Desc SA de CV Series B                  1,608,535           1,369
-    Empaques Ponderosa SA
          Series B                             621,000             320
     Empresas ICA Sociedad
     Controladora SA de CV                     665,600             499
-    Empresas la Moderna SA de
          CV Series A                          471,100           2,782
     Fomento Economico
          Mexica UBD                         1,123,900           3,029
     Groupo Elektra, SA de CV                1,247,000             629

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
----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                SHARES           (000)
----------------------------------------------------------------------
     Grupo Carso SA de CV
          Series A1                            908,000       $   3,091
     Grupo Continental SA                      392,000             951
     Grupo Financiero Banamex
          Accival SA de CV Series B            813,400           1,070
     Grupo Financiero Banamex
          Accival SA de CV Series L            260,010             300
     Grupo Financiero Bancomer
       SA de CV Series B                     4,142,450             890
-    Grupo Financiero Banorte
          SA de CV                             331,000             285
-    Grupo Financiero Probursa
          SA de CV Series B                  4,243,946             482
     Grupo Herdez SA Series B                  424,000             116
     Grupo Industrial Herdez Bimbo
          SA de CV Series A                  1,417,528           2,585
     Grupo Industrial Maseca SA de
          CV Series B                          999,000             810
     Grupo Mexico SA Series B                  717,513           1,817
     Grupo Modelo SA de CV
          Series C                           3,361,000           7,082
-    Grupo Televisa SA (CPO)                   299,800           3,748
     Industrias Penoles SA
          Series CP                            334,599           1,003
     Kimberly Clark de Mexico SA
          de CV Series A                     1,429,045           4,546
     Telefonos de Mexico SA
          Series A                           1,908,100           4,707
     Telefonos de Mexico SA
          Series L                           6,460,450          15,708
     Tubos de Acero de
          Mexico SA                             70,400             456
     Vitro SA                                  348,440             512
                                                              --------
                                                                71,914
                                                              --------
PHILIPPINES (2.5%)
     Alsons Cement Corp.                       532,000              40
     Ayala Land, Inc.                        2,914,639             824
     Bacnotan Consolidated
          Industries                            69,000              71
-    C&P Homes, Inc.                           144,078               2
-    DMCI Holdings, Inc.                     3,118,800             131
-    EEI Corp.                               5,388,400             169
-    Filinvest Land, Inc.                    4,005,000             227
-    Guoco Holdings
          Philippines, Inc.                  3,781,800              89
     International Container
          Terminal Services, Inc.            3,186,532             266
     Ionics Circuit, Inc.                      630,150             154
     Keppel Philippines
          Marine Inc.                        4,127,371              85
     Manila Electric Co.                       372,208           1,196
-    Manila Mining Corp.
          Class B                          883,936,629             136
-    Metro Pacific Corp.                     4,445,126             162
     Metropolitan Bank &
          Trust Co.                            264,638           1,905
-    Mondragon International
          Philippines, Inc.                  3,683,680              30
-    Petron Corp.                           12,853,654           1,404
-    Philex Mining Corp. Class B             5,930,750              47
     Philippine Long Distance
          Telephone Co.                        126,519           3,253
-    Philippine National Bank Corp.            152,784             236
     RFM CORP.                               1,145,400             177
-    Republic Glass Holdings Corp.             770,000              18
-    Robinson's Land Co. Class B               410,200              22
     SM Prime Holdings, Inc.                 9,774,480           1,859
     San Miguel Corp. Class B                  530,287           1,022
     Security Bank Corp.                       347,318             123
-    Southeast Asia Cement
          Holdings Inc.                     13,742,900             170
     Union Bank of the
          Philippines Corp.                    681,200             247
     Universal Robina Corp.                  1,878,400             210
                                                              --------
                                                                14,275
                                                              --------
POLAND (1.1%)
-    Agros Holding SA                           13,600              49
     BIG Bank Gdanski SA                       333,200             299
     Bank Handlowy W Warszawie                  61,000             753
     Bank Rozwoju Eksportu SA                   24,000             554
     Bank Slaski SA w Katowicach                10,300             534
-    Budimex SA                                 25,600             113
     Elektrim Spolka Akcyjna SA                 93,700           1,014
-    Exbud SA                                   31,400             271
-    Fabryka Kotlow Rafako SA                  135,439             266
     Gorazdze SA                                 9,600             161
     KGHM Polska Miedz SA                      226,400             806
     Mostostal Zabrze-Holding SA                22,454              83
     Mostostal-Export SA                       136,318             144
-    Okocimskie Zaklady
          Piwowarskie SA                        24,600             144
-    Optimus SA                                  6,200              60
-    Orbis SA                                    6,500              51
     Polifarb Cieszyn-Wroclaw SA                63,200             150
     Prokom Software SA                          5,400             208
     Przedsiebiorstwo
          Farmaceutyczne JELFA SA                8,600              71
-    Stalexport SA                              15,800              87
     Stomil Olsztyn SA                          26,000             133
     Swieciu SA                                 46,562             114
     Wielkopolski Bank Kredytowy SA             72,800             458
                                                              --------
                                                                 6,523
                                                              --------
SINGAPORE (6.1%)
     City Developments Ltd.                    660,000           2,860
     Comfort Group Ltd.                        700,000             252
-    Creative Technology Ltd.                   54,300             767
     Cycle & Carriage Ltd.                     149,000             510
     Development Bank of
          Singapore Ltd. (Foreign)             408,100           3,685
     Fraser & Neave Ltd.                       248,600             726
     Haw Par Brothers
          International Ltd.                   106,000             119
     Inchcape Bhd.                             106,000             123
     Keppel Corp., Ltd.                        629,000           1,685
     Natsteel Ltd.                             304,000             333
     Oversea-Chinese Banking
          Corp., Ltd. (Foreign)                745,342           5,059
     Overseas Union Enterprise Ltd.             98,000             195
     Parkway Holdings Ltd.                     358,000             638
     Robinson & Co., Ltd.                       81,600             183

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
----------------------------------------------------------------------
                                                                MARKET
EMERGING MARKETS                                                VALUE*
STOCK INDEX FUND                                SHARES           (000)
----------------------------------------------------------------------
-    Sembcorp Industries Ltd.                  859,006       $     979
     Shangri-La Hotel Ltd.                     173,300             281
     Singapore Airlines Ltd.
          (Foreign)                            581,000           4,261
     Singapore Press Holdings Ltd.             269,451           2,940
     Singapore
          Telecommunications Ltd.            3,466,000           5,294
     United Industrial Corp., Ltd.           1,492,000             597
     United Overseas Bank Ltd.
          (Foreign)                            592,600           3,807
                                                              --------
                                                                35,294
                                                              --------
SOUTH AFRICA (12.2%)
     African Oxygen Ltd.                       281,083             334
     Amalgamated Banks of
          South Africa Group Ltd.              646,896           3,068
     Anglo American Corp. of
          South Africa Ltd.                     50,703           1,429
     Anglo American Industrial
          Corp., Ltd.                           84,700           1,289
     Anglo American Platinum Corp.             237,135           3,253
     Anglogold Ltd.                            111,115           4,329
     Anglovaal Industries Ltd.                 529,000             670
-    Avgold Ltd.                             1,100,675             601
     Barlow Ltd.                               227,925             876
     De Beers Centenary AG                     393,100           5,012
-    Del Monte Royal Foods Ltd.                526,600             145
     Dimension Data Holdings Ltd.              591,093           2,512
     Driefontein Consolidated Ltd.             277,500           1,109
     Firstrand Ltd.                          5,677,125           6,196
     Foschini Ltd.                             236,072             303
-    Gold Fields Ltd.                          311,741           1,722
     Impala Platinum Holdings Ltd.              81,401           1,107
     Imperial Holdings Ltd.                    178,061           1,090
     Investec Bank Ltd.                         70,100           2,383
     JD Group Ltd.                             162,693             719
     Liberty Life Assn. of Africa Ltd.         274,513           3,780
     M-Cell Ltd.                               688,469             907
-    M-Web Holdings Ltd.                       260,500             459
     Metro Cash & Carry Ltd.                   952,807             632
     Metropolitan Life Ltd.                    707,100             896
     Murray & Roberts Holdings Ltd.            611,800             322
     Nampak Ltd.                               499,200             760
     Naspers Ltd.                              114,600             448
     Nedcor Ltd.                               238,629           4,065
     Palabora Mining Co., Ltd.                  35,682             197
     Pepkor Ltd.                               221,100             921
     Pick'n Pay Stores Ltd.                    186,400             181
     Pick'n Pay Stores Ltd.
          N Shares                             335,000             302
-    Randfontein Estates Ltd.                  128,600             284
     Rembrandt Group Ltd.                      540,900           3,310
     Reunert Ltd.                              220,600             308
     Safmarine & Rennies
          Holdings Ltd.                        538,000             466
     Sappi Ltd.                                219,347             848
     Sasol Ltd.                                626,760           2,371
     South African Breweries Ltd.              360,813           6,078
     South African Iron & Steel
          Industrial Corp., Ltd.             2,690,031             485
     Sun International
          South Africa Ltd.                  1,646,101             271
     Tiger Oats Ltd.                           157,400           1,552
     Tongaat-Hulett Group Ltd.                 107,637             704
     Trencor Ltd.                              211,705             389
     Western Areas Ltd.                        165,200             538
     Wooltru Ltd.                              215,719             273
     Wooltru Ltd. N Shares                     253,633             310
                                                              --------
                                                                70,204
                                                              --------
THAILAND (3.1%)
-    ABN AMRO Asia Securities
          Co. Ltd. (Foreign)                   269,320             430
-    Advance Agro PLC (Foreign)                463,540             255
     Ayudhya Insurance PLC
          (Foreign)                             59,200             212
-    Bangkok Bank PLC (Foreign)                839,600           1,733
-    Bangkok Bank PLC (Local)                   96,400             138
-    Bangkok Expressway PLC
          (Foreign)                            883,200             875
-    Bangkok Land PLC (Foreign)                253,100              37
     Bank of Ayudhya PLC (Foreign)           1,252,500             371
-    Banpu PLC (Foreign)                       187,200             381
     Berli Jucker PLC (Foreign)                 31,000              55
-    Big C Supercenter PLC
          (Foreign)                            551,100             112
-    CMIC Finance & Securities
          PLC (Foreign)                        366,000               0
-    Charoen Pokphand Feedmill
          PLC (Foreign)                         18,000              22
-    Electricity Generating PLC
          (Foreign)                            527,300           1,429
-    Hana Microelectronics Co.
          (Foreign)                            119,800             290
     ICC International PLC (Foreign)            39,200              78
-    Italian-Thai Development PLC
          (Foreign)                            347,000             697
-    K.R. Precision PLC (Foreign)               90,800              44
-    Land & House PLC (Foreign)                178,602             120
-    Loxley PLC (Foreign)                      263,400             100
-    Nation Multimedia Group PLC
          (Foreign)                            172,700              69
-    National Finance & Securities
          PLC (Foreign)                        942,400             298
-    National Petrochemical PLC
          (Foreign)                            349,700             161
-    PTT Exploration & Production
          PLC (Foreign)                        276,400           1,947
-    Padaeng Industry PLC
          (Foreign)                            467,950             103
     Pizza PLC (Foreign)                        97,100             326
     Regional Container Lines PLC
          (Foreign)                            146,400              73
     Saha-Union PLC (Foreign)                  186,200              78
     Saha-Union PLC (Local)                     75,000              30
-    Sahaviriya Steel Industries
          (Foreign)                            742,800              53
-    Sermsuk PLC (Foreign)                      13,800              77
-    Shinawatra Computer &
          Communications PLC (Foreign)         139,500             480
-    Siam Cement PLC (Foreign)                  66,481           1,508
-    Siam Cement PLC (Local)                    32,819             506
-    Siam City Cement PLC (Foreign)            213,094             462

----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                SHARES           (000)
----------------------------------------------------------------------
-    Siam Commercial Bank PLC
          (Foreign)                            150,533       $      90
-    Tanayong PLC (Foreign)                    674,845             113
-    TelecomAsia PLC (Foreign)               2,496,500           1,082
-    Thai Engine Manufacturing
          PLC (Foreign)                        768,000             192
-    Thai Farmers Bank PLC
          (Foreign)                            797,800           1,405
-    Thai Petrochemical Industry
          PLC (Foreign)                      2,338,800             386
     Thairung Union Car PLC
          (Foreign)                            140,300             113
-    Tipco Asphalt PLC (Foreign)               184,200             286
-    Tuntex (Thailand) PLC (Foreign)           277,700             101
-    United Broadcasting Corp. PLC
          (Foreign)                            464,476             221
-    United Communication Industry
          PLC (Foreign)                        540,500             290
-    Univest Land PLC (Foreign)              2,264,200               0
-    Wattachak PLC (Foreign)                 1,339,600               0
                                                              --------
                                                                17,829
                                                              --------
TURKEY (2.3%)
     Adana Cimento Sanayii AS
          C Shares                          15,779,614              53
     Adana Cimento Sanayii Turk
          Anonim Sirketi                     7,929,783             146
     Akal Tekstil Sanayii AS                 2,989,312              22
     Akcansa Cimento AS                     22,437,960             377
     Aksa Akrilik Kimya Sanayii
          AS                                10,841,083             131
     Alarko Holdings                         1,272,079             171
     Altinyildiz Mensucat ve
          Konfeksiyon Fabrikalari AS         5,888,000              74
     Arcelik AS                             19,647,948             567
     Aygaz AS                                8,399,438             559
     Bagfas Bandirma Gubre
          Fabrikalari AS                     2,709,000             107
     Brisa Bridgestone Sabanci
          Lastik San. ve Tic AS              8,215,000             185
-    Cimentas Izmir Cimento
          Fabrikasi T.A.S.                     872,500              33
     Cisma Cemento                           4,343,748             103
     Cukurova Elektrik AS                      576,100             621
     Doktas Dokumculuk Ticaret ve
          Sanayi AS                            519,000               9
     EGE Seramik Sanayi ve
          Ticaret AS                         4,721,880              13
-    Eczacibasi Ilac Sanayi ve
          Ticaret AS                         3,826,600             167
     Ege Biracilik ve Malt
          Sanayii AS                         4,686,314             364
-    Eregli Demir ve Celik
          Fabrikalari AS                     7,192,250             296
     Ford Otomotiv Sanayi AS                 1,332,500             266
     Goodyear Lastikleri TAS                 5,074,500             111
-    Ihlas Holding AS                        3,198,115             162
     Kartonsan Karton Sanayi ve
          Ticaret AS                         2,579,650              90
     Kav Orman Sanayii AS                    9,776,250              37
     Konya Cimento Sanayii AS                2,160,000              33
     Kordsa Kord Bezi Sanayi ve
          Ticaret AS                         5,604,604             158
     Migros Turk AS                            895,825             895
-    Netas-Northern Elektrik
          Telekomunikasyon AS                1,360,000              25
-    Raks Elektronik Sanayi ve
          Ticaret AS                           429,267              54
-    Sabah Yayincilik AS                     8,956,000              52
     Sarkuysan Elektrolitik Bakir
          Sanayi ve Ticaret AS               1,494,000              60
     Sifas Sentetik Iplik
          Fabrikalari AS                     2,534,898               7
     Tat Konserve                            4,926,900             176
-    Tofas Turk Otomobil
          Fabrikasi AS                      17,003,105             154
     Trakya Cam Sanayii AS                  10,817,280             134
     Turcas Petroculuk AS                    3,205,774              49
     Turk Demir Dokum
          Fabrikalari SA                     2,449,628              27
     Turk Siemens Kablo Ve Elektrik
          Sanayii AS                           617,367              23
-    Turk Tuborg Bira ve Malt
          Sanayii AS                         4,736,250              34
-    Turkiye Garanti Bankasi AS             48,735,081           1,205
     Turkiye Is Bankasi AS
          C Shares                         135,121,260           3,513
     Turkiye Is Bankasi AS                      59,900              76
     Usas Ucak Servisi AS                       51,500              73
-    Vestel Elektronik Sanayi ve
          Ticaret AS                         4,210,281             347
     Yapi Kredi Receipt Shares              22,710,755             263
     Yapi ve Kredi Bankasi AS              107,266,544           1,241
                                                              --------
                                                                13,263
                                                              --------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $745,225)                                                539,516
----------------------------------------------------------------------

                                                  FACE
                                                AMOUNT
                                                 (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.1%)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS
 Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                           $31,642          31,642
     4.77%, 1/4/1999--Note G                    61,354          61,354
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $92,996)                                             92,996
----------------------------------------------------------------------
TOTAL INVESTMENTS (109.6%)
     (COST $838,221)                                           632,512
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                                MARKET
EMERGING MARKETS                                                VALUE*
STOCK INDEX FUND                                                 (000)

----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.6%)
----------------------------------------------------------------------
Other Assets--Note B                                      $     11,747
Security Lending Collateral Payable
  to Brokers--Note G                                           (61,354)
 Other Liabilities                                              (5,917)
                                                              --------
                                                               (55,524)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 72,934,609 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                     $576,988
======================================================================
NET ASSET VALUE PER SHARE                                        $7.91
======================================================================

   *See Note A in Notes to Financial Statements.

 **See Note A.2 in Notes to Financial Statements.

   -Non-Income-Producing Security.

 ILS--Israeli Shekel.


--------------------------------------------------------------------------
                                                 AMOUNT                PER
                                                  (000)              SHARE
--------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
Paid in Capital                               $878,553              $12.05
Overdistributed Net
      Investment Income--Note F                   (504)               (.01)
Accumulated Net
     Realized Losses--Note F                   (95,283)              (1.31)
Unrealized Depreciation--Note E
     Investment Securities                    (205,709)              (2.82)
     Foreign Currencies                            (69)                 --
--------------------------------------------------------------------------
NET ASSETS                                    $576,988             $  7.91
==========================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
                                                                                             VALUE*
TOTAL INTERNATIONAL STOCK INDEX FUND                                         SHARES           (000)

---------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.9%)
Vanguard European Stock Index Fund                                       36,626,630     $   925,921
Vanguard Pacific Stock Index Fund                                        43,887,507         344,078
Vanguard Emerging Markets Stock Index Fund                               13,215,622         104,536
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
     (COST $1,281,724)                                                                    1,374,535
---------------------------------------------------------------------------------------------------
                                                                               FACE
                                                                             AMOUNT
                                                                              (000)
---------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.3%)
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
     4.76%, 1/4/1999
     (COST $3,602)                                                           $3,602           3,602
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
     (Cost $1,285,326)                                                                    1,378,137
---------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
---------------------------------------------------------------------------------------------------
Other Assets                                                                                  4,471
Liabilities                                                                                  (7,126)
                                                                                        -----------
                                                                                             (2,655)
---------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------
Applicable to 122,949,751 outstanding $.001 par value shares of
     beneficial interest (unlimited authorization)                                      $ 1,375,482

===================================================================================================
NET ASSET VALUE PER SHARE                                                                    $11.19
===================================================================================================

*See Note A in Notes to Financial Statements.

------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
                                                                              AMOUNT         PER
                                                                               (000)       SHARE
------------------------------------------------------------------------------------------------
Paid in Capital                                                          $1,282,238       $10.43
Overdistributed Net Investment Income                                          (440)          --
Accumulated Net Realized Gains                                                  873          .01
Unrealized Appreciation--Note E                                              92,811          .75
------------------------------------------------------------------------------------------------
NET ASSETS                                                               $1,375,482       $11.19
================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. The Total International Stock Index Fund's Income Distributions Received from the other funds' net income have been reduced by its share of the other funds' expenses.

    This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of a fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If a fund invested in futures contracts during the period, the results of these investments are also shown separately. The Total International Stock Index Fund's Capital Gain Distributions Received from the other funds' realized net gains are shown separately from the Net Gain (Loss) realized on the sale of investments in the other funds.

------------------------------------------------------------------------------------------------------------
                                                                                                   EMERGING
                                                                       EUROPEAN        PACIFIC      MARKETS
                                                                    STOCK INDEX    STOCK INDEX  STOCK INDEX
                                                                           FUND           FUND         FUND
                                                                    ---------------------------------------
                                                                            YEAR ENDED DECEMBER 31, 1998
                                                                    ---------------------------------------
                                                                           (000)        (000)         (000)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                         $   76,798      $12,145    $   19,206
   Interest                                                                1,808          625         1,716
   Security Lending                                                        2,129        1,340         1,303
                                                                    ---------------------------------------
     Total Income                                                         80,735       14,110        22,225
                                                                    ---------------------------------------
EXPENSES
   The Vanguard Group--Note B
     Investment Advisory Services                                             47           47            47
     Management and Administrative                                         7,089        2,639         1,822
     Marketing and Distribution                                              817          293           214
   Taxes (other than income taxes)                                           149           39           105
   Custodian Fees                                                          2,248          505         1,517
   Auditing Fees                                                               9            8             8
   Shareholders' Reports                                                      53           31            34
   Annual Meeting and Proxy Costs                                              9            4             4
   Trustees' Fees and Expenses                                                 6            2             1
                                                                    ---------------------------------------
     Total Expenses                                                       10,427        3,568         3,752
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     70,308       10,542        18,473
-----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                              6,908      (82,110)      (69,609)
   Futures Contracts                                                       7,792          856            --
   Foreign Currencies and Forward Currency Contracts                      (1,254)        (565)         (195)
-----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  13,446      (81,819)      (69,804)
-----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                 668,097       96,325       (79,554)
   Futures Contracts                                                       1,158       (1,342)           --
   Foreign Currencies and Forward Currency Contracts                         968        1,093           (56)
-----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         670,223       96,076       (79,610)
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                       $  753,977      $24,799    $ (130,941)
===========================================================================================================

*Dividends are net of foreign withholding taxes of $14,135,000, $1,440,000, and $1,357,000, respectively.

-------------------------------------------------------------------------------------
                                                 TOTAL INTERNATIONAL STOCK INDEX FUND
                                                         YEAR ENDED DECEMBER 31, 1998
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Income Distributions Received                                            $  24,758
   Interest                                                                       184
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note C                                                  24,942
-------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Capital Gain Distributions Received                                          4,560
   Investment Securities Sold                                                  (2,525)
-------------------------------------------------------------------------------------
REALIZED NET GAIN                                                               2,035
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES     134,333
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $161,310
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------------------------
                                                                         EUROPEAN STOCK               PACIFIC STOCK
                                                                           INDEX FUND                  INDEX FUND
                                                                   ------------------------       --------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------
                                                                         1998          1997        1998          1997
                                                                        (000)         (000)       (000)         (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                           $   70,308    $   44,466   $   10,542    $   9,980
   Realized Net Gain (Loss)                                            13,446        11,489      (81,819)     (34,571)
   Change in Unrealized Appreciation (Depreciation)                   670,223       374,695       96,076     (264,966)
                                                                  ----------------------------------------------------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations                                     753,977       430,650       24,799     (289,557)
                                                                  ----------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (88,786)      (43,908)      (8,350)      (9,619)
   Realized Capital Gain                                              (21,542)       (9,048)          --           --
                                                                  ----------------------------------------------------
     Total Distributions                                             (110,328)      (52,956)      (8,350)      (9,619)
                                                                  ----------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                           1,842,080       798,288      355,601      469,885
   Issued in Lieu of Cash Distributions                               101,520        48,239        7,588        8,612
   Redeemed                                                          (540,369)     (386,529)    (174,046)    (329,587)
                                                                  ----------------------------------------------------
     Net Increase from Capital Share Transactions                   1,403,231       459,998      189,143      148,910
----------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                        2,046,880       837,692      205,592     (150,266)
----------------------------------------------------------------------------------------------------------------------

NET ASSETS
   Beginning of Year                                                2,432,426     1,594,734      827,240      977,506
                                                                  ----------------------------------------------------
   End of Year                                                     $4,479,306    $2,432,426   $1,032,832    $ 827,240
======================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                              75,396        43,854       47,512       48,273
   Issued in Lieu of Cash Distributions                                 4,001         2,420          982        1,142
   Redeemed                                                           (23,075)      (21,660)     (23,899)     (35,246)
                                                                  ----------------------------------------------------
     Net Increase in Shares Outstanding                                56,322        24,614       24,595       14,169
======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                        EMERGING MARKETS           TOTAL INTERNATIONAL
                                                                        STOCK INDEX FUND            STOCK INDEX FUND
                                                                      --------------------        ---------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                      -------------------------------------------------
                                                                         1998          1997        1998          1997
                                                                        (000)         (000)       (000)         (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                            $  18,473     $  15,391   $   24,942     $ 15,276
   Realized Net Gain (Loss)                                           (69,804)      (24,456)       2,035        1,845
   Change in Unrealized Appreciation (Depreciation)                   (79,610)     (152,608)     134,333      (40,129)
                                                                   ---------------------------------------------------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations                                    (130,941)     (161,673)     161,310      (23,008)
                                                                   ---------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                              (18,432)      (15,042)     (25,233)     (15,269)
   Realized Capital Gain                                                   --            --       (1,202)      (1,796)
                                                                   ---------------------------------------------------
     Total Distributions                                              (18,432)      (15,042)     (26,435)     (17,065)
                                                                   ---------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                             210,263       432,607      478,309      746,141
   Issued in Lieu of Cash Distributions                                17,230        13,894       24,857       16,068
   Redeemed*                                                         (161,424)     (246,615)    (165,541)     (99,512)
                                                                   ---------------------------------------------------
     Net Increase from Capital Share Transactions                      66,069       199,886      337,625      662,697
----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE)                                          (83,304)       23,171      472,500      622,624
----------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                  660,292       637,121      902,982      280,358
                                                                   ---------------------------------------------------
   End of Year                                                      $ 576,988     $ 660,292   $1,375,482     $902,982
======================================================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                              24,196        33,794       44,998       71,840
   Issued in Lieu of Cash Distributions                                 2,190         1,416        2,221        1,641
   Redeemed                                                           (19,600)      (20,944)     (15,789)      (9,615)
                                                                   ---------------------------------------------------
     Net Increase in Shares Outstanding                                 6,786        14,266       31,430       63,866
======================================================================================================================

*Emerging Markets Stock Index Fund amounts are net of redemption fees of $1,517,000 and $1,809,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis; investment results for the Total International Stock Index Fund include both income and capital gain distributions received from the other funds. The table also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                                EUROPEAN STOCK INDEX FUND
                                                                                 YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1998         1997         1996         1995        1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $20.13       $16.57      $14.02       $11.76       $11.88
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .41          .38         .34          .32          .28
   Net Realized and Unrealized Gain (Loss) on Investments         5.40         3.63        2.63         2.30         (.06)
                                                                -----------------------------------------------------------
     Total from Investment Operations                             5.81         4.01        2.97         2.62          .22
DISTRIBUTIONS                                                   -----------------------------------------------------------
   Dividends from Net Investment Income                           (.52)        (.37)       (.36)        (.32)        (.28)
   Distributions from Realized Capital Gains                      (.14)        (.08)       (.06)        (.04)        (.06)
     Total Distributions                                          (.66)        (.45)       (.42)        (.36)        (.34)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $25.28       $20.13      $16.57       $14.02       $11.76
==========================================================================================================================
TOTAL RETURN*                                                   28.86%       24.23%      21.26%       22.28%        1.88%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                           $4,479       $2,432      $1,595       $1,017         $715
   Ratio of Total Expenses to Average Net Assets                 0.29%        0.31%       0.35%        0.35%        0.32%
   Ratio of Net Investment Income to Average Net Assets          1.97%        2.19%       2.45%        2.66%        2.41%
   Portfolio Turnover Rate                                          7%           3%          4%           2%           6%
==========================================================================================================================

*Total return figures do not reflect the transaction fee on purchases (0.5% beginning 11/3/1997, 1% from 1994 through 11/2/1997) or the annual account maintenance fee of $10.

-------------------------------------------------------------------------------------------------------------------------
                                                                                 PACIFIC STOCK INDEX FUND
                                                                                 YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      1998         1997        1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $7.72       $10.51      $11.50       $11.31       $10.13
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                          .085          .09         .10          .10          .08
   Net Realized and Unrealized Gain (Loss) on Investments         .100        (2.79)      (1.00)         .21         1.24
                                                                ----------------------------------------------------------
     Total from Investment Operations                             .185        (2.70)       (.90)         .31         1.32
DISTRIBUTIONS                                                   ----------------------------------------------------------
   Dividends from Net Investment Income                          (.065)        (.09)       (.09)        (.12)        (.08)
   Distributions from Realized Capital Gains                        --           --          --           --         (.06)
                                                                ----------------------------------------------------------
     Total Distributions                                         (.065)        (.09)       (.09)        (.12)        (.14)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $7.84      $  7.72      $10.51       $11.50       $11.31
==========================================================================================================================

TOTAL RETURN*                                                    2.41%      -25.67%      -7.82%        2.75%       13.04%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                           $1,033         $827        $978         $831         $697
   Ratio of Total Expenses to Average Net Assets                 0.40%        0.35%       0.35%        0.35%        0.32%
   Ratio of Net Investment Income to Average Net Assets          1.17%        1.03%       0.89%        0.97%        0.71%
   Portfolio Turnover Rate                                          4%           8%          9%           1%           4%
==========================================================================================================================

*Total return figures do not reflect the transaction fee on purchases (0.5% beginning 1/1/1997, 1.0% in 1994 through 1996) or the annual account maintenance fee of $10.

--------------------------------------------------------------------------------------------------------------------------
                                                                   EMERGING MARKETS STOCK INDEX FUND
                                                                   YEAR ENDED DECEMBER 31,
                                                               --------------------------------                 MAY 4* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    1998         1997        1996       1995  DEC. 31, 1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $9.98       $12.28      $10.75     $10.87         $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                           .27          .24         .18        .15            .06
   Net Realized and Unrealized Gain (Loss) on Investments        (2.08)       (2.31)       1.52       (.09)           .92
                                                                 ----------------------------------------------------------
     Total from Investment Operations                            (1.81)       (2.07)       1.70        .06            .98
DISTRIBUTIONS                                                    ----------------------------------------------------------
   Dividends from Net Investment Income                           (.26)        (.23)       (.17)      (.18)          (.07)
   Distributions from Realized Capital Gains                        --           --          --         --           (.04)
                                                                 ----------------------------------------------------------
     Total Distributions                                          (.26)        (.23)       (.17)      (.18)          (.11)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $7.91      $  9.98      $12.28     $10.75         $10.87
==========================================================================================================================
TOTAL RETURN**                                                 -18.12%      -16.82%      15.83%      0.56%          9.81%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                           $577         $660        $637       $234            $83
   Ratio of Total Expenses to Average Net Assets                 0.61%        0.57%       0.60%      0.60%         0.60%+
   Ratio of Net Investment Income to Average Net Assets          2.99%        1.96%       1.69%      2.00%         1.32%+
   Portfolio Turnover Rate                                         22%          19%          1%         3%             6%
==========================================================================================================================

*Inception.

**Total return figures do not reflect the transaction fee on purchases (1.0% beginning 11/3/1997, 1.5% from 1/1/1997 to 11/2/1997, 2.0% in 1994 through
1996), the 1% transaction fee on redemptions, or the annual account maintenance fee of $10.

 +Annualized.


FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL INTERNATIONAL STOCK INDEX FUND
                                                                              YEAR ENDED DECEMBER 31,
                                                                           -----------------------------        APR. 29* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                        1998         1997       DEC. 31, 1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $ 9.87      $ 10.14             $ 10.26
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                               .21          .18                .150
   Capital Gain Distributions Received                                                 .02          .02                .015

   Net Realized and Unrealized Gain (Loss) on Investments                             1.31         (.28)              (.110)
                                                                             -----------------------------------------------
     Total from Investment Operations                                                 1.54         (.08)               .055
DISTRIBUTIONS                                                                -----------------------------------------------
   Dividends from Net Investment Income                                               (.21)        (.17)              (.160)
   Distributions from Realized Capital Gains                                          (.01)        (.02)              (.015)
                                                                             -----------------------------------------------
     Total Distributions                                                              (.22)        (.19)              (.175)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                      $11.19      $  9.87             $ 10.14
============================================================================================================================

TOTAL RETURN**                                                                      15.60%       -0.77%               0.55%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                             $1,375      $   903             $   280
   Ratio of Expenses to Average Net Assets--Note C                                      0%           0%                  0%
   Ratio of Net Investment Income to Average Net Assets                              2.18%        2.19%              1.51%+
   Portfolio Turnover Rate                                                              2%           0%                  0%
============================================================================================================================

*Inception.

**Total return figures do not reflect the transaction fee on purchases (0.5% beginning 11/3/1997, 0.75% from 1/1/1997 to 11/2/1997, 1.0% in 1996) or the annual account maintenance fee of $10.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Stock Index Funds comprise the European, Pacific, Emerging Markets, and Total International Stock Index Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The European, Pacific, and Emerging Markets Stock Index Funds each seek to match the performance of a distinct international market index by investing in common stocks. The Total International Stock Index Fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The funds' direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

    1. SECURITY VALUATION: European, Pacific, and Emerging Markets Stock Index
Funds: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value. Total International Stock Index Fund: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes, except as follows for the Malaysian ringgit. Effective September 1998, the Malaysian government fixed the ringgit exchange rate at 3.8 per U.S. dollar and suspended investors' ability to convert proceeds from the sale of Malaysian securities from ringgits into other currencies until the later of September 1, 1999, or one year from initial purchase. Accordingly, the fund considered its Malaysian security holdings illiquid and established a fair value of 4.75 ringgits per U.S. dollar for the translation of its Malaysian holdings as of December 31, 1998.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FUTURES AND FORWARD CURRENCY CONTRACTS: The European Stock Index Fund uses FTSE 100 and Eurotop index futures contracts, and the Pacific Stock Index Fund uses Nikkei 300 Index futures contracts, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The funds may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The funds may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

    The European and Pacific Stock Index Funds enter into forward currency contracts to maintain the same currency exposure as their respective indexes. The funds' risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

    4. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    5. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid in capital.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Stock Index Funds at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

-------------------------------------------------------------------------------
                             CAPITAL CONTRIBUTED  PERCENTAGE     PERCENTAGE
                                 TO VANGUARD       OF FUND      OF VANGUARD'S
        STOCK INDEX FUND            (000)         NET ASSETS   CAPITALIZATION
-------------------------------------------------------------------------------
        European                     $749            0.02%            1.1%
        Pacific                       175            0.02             0.2
        Emerging Markets              112            0.02             0.2
-------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Stock Index Fund. The special service agreement provides that Vanguard will reimburse the fund's expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended December 31, 1998, were reimbursed by Vanguard.

D. During the year ended December 31, 1998, purchases and sales of investment securities other than temporary cash investments were:

---------------------------------------------------------------------------
                                                            (000)
                                                ---------------------------
        STOCK INDEX FUND                          PURCHASES         SALES
---------------------------------------------------------------------------
        European                                 $1,583,879        $233,987
        Pacific                                     199,873          36,749
        Emerging Markets                            187,160         126,513
        Total International                         363,358          24,488
---------------------------------------------------------------------------

E. At December 31, 1998, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

------------------------------------------------------------------------------
                                                    (000)
                                ----------------------------------------------
                                                               NET UNREALIZED
                                 APPRECIATED     DEPRECIATED    APPRECIATION
        STOCK INDEX FUND          SECURITIES      SECURITIES   (DEPRECIATION)
------------------------------------------------------------------------------
        European*               $1,521,170     $  (77,029)      $1,444,141
        Pacific                    123,833       (276,933)        (153,100)
        Emerging Markets            56,924       (262,633)        (205,709)
        Total International        224,528       (131,717)          92,811
------------------------------------------------------------------------------

        *See Note F.

    At December 31, 1998, the aggregate settlement value of open futures contracts expiring in March 1999 and the related unrealized appreciation (depreciation) were:

------------------------------------------------------------------------------
                                                            (000)
                                               -------------------------------
                                                  AGGREGATE      UNREALIZED
        STOCK INDEX FUND/         NUMBER OF       SETTLEMENT    APPRECIATION
        FUTURES CONTRACTS       LONG CONTRACTS      VALUE      (DEPRECIATION)
------------------------------------------------------------------------------
        European/
          FTSE 100                   447          $43,542        $ 1,498
        Pacific/
          Nikkei 300               1,278           24,185         (1,446)
------------------------------------------------------------------------------

    At December 31, 1998, the European and Pacific Stock Index Funds had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

------------------------------------------------------------------------------------------------
                                                              (000)
                                    ------------------------------------------------------------
                                         CONTRACT AMOUNT
                                    ---------------------
    STOCK INDEX FUND/                FOREIGN        U.S.       MARKET VALUE IN      UNREALIZED
    CONTRACT SETTLEMENT DATE        CURRENCY      DOLLARS        U.S. DOLLARS      APPRECIATION
------------------------------------------------------------------------------------------------
    European/
    Receive:
      3/26/1999               GBP       25,330    $41,950            $42,046         $     96
    Pacific/
    Receive:
      3/17/1999               JPY    2,917,496     25,055             26,113            1,058
------------------------------------------------------------------------------------------------

    GBP--Great Britain Pound.
    JPY--Japanese Yen.

Unrealized appreciation on open forward currency contracts is treated as realized gain for tax purposes.

    The European, Pacific, and Emerging Markets Stock Index Funds had net unrealized foreign currency gains (losses) of $221,000, $2,000, and $(69,000), respectively, resulting from the translation of other assets and liabilities at December 31, 1998.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    During the year ended December 31, 1998, the European, Pacific, and Emerging Markets Stock Index Funds realized net foreign currency losses of $131,000, $1,315,000, and $195,000, respectively, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

    During the year ended December 31, 1998, the European Stock Index Fund received securities with a value of $18,093,000 in a corporate spinoff that increased taxable income and the tax basis cost of investments, but had no effect on net investment income or the cost of investments for financial statement purposes. The required distribution of this taxable income is reflected in the balance of overdistributed net investment income, and the difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation, at December 31, 1998.

    For federal tax purposes, capital gains required to be distributed in December 1998 included net gains realized through October 31, 1998. Subsequently, the European Stock Index Fund realized capital losses of $2,283,000 which are available to offset future net capital gains.

    For federal income tax purposes, at December 31, 1998, the Pacific and Emerging Markets Stock Index Funds had the following capital losses available to offset future capital gains:

----------------------------------------------------------------------------
                                                        CAPITAL LOSS
                                                ----------------------------
                                                                 EXPIRATION
                                                                   FISCAL
                                                                   YEAR(s)
                                                   AMOUNT          ENDING
        STOCK INDEX FUND                            (000)        DECEMBER 31
----------------------------------------------------------------------------
        Pacific                                  $117,334        2003-2006
        Emerging Markets                           95,277        2003-2007
----------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at December 31, 1998, and collateral received with respect to such loans were:

----------------------------------------------------------------------------
                                                            (000)
                                               -----------------------------
                                                 MARKET VALUE       CASH
                                                  OF LOANED      COLLATERAL
        STOCK INDEX FUND                          SECURITIES      RECEIVED
----------------------------------------------------------------------------
        European                                  $275,820       $289,105
        Pacific                                    141,841        148,120
        Emerging Markets                            55,616         61,354
----------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard European Stock Index Fund,
Vanguard Pacific Stock Index Fund,
Vanguard Emerging Markets Stock Index Fund and
Vanguard Total International Stock Index Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Emerging Markets Stock Index Fund, and Vanguard Total International Stock Index Fund (hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR THE VANGUARD INTERNATIONAL STOCK INDEX FUNDS

  This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

      The European Stock Index Fund distributed $18,914,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which is designated as a 20% rate gain distribution.

      The Vanguard European Stock Index, Pacific Stock Index and Emerging Markets Stock Index Funds have elected to pass through the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 1998 Form 1099-DIV.

                             TRUSTEES AND OFFICERS
JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                    [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                    [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


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Q720-02/25/1999

(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.